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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2010 through July 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Classic
Balanced Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2011
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   AOBLX
Class B   ASBBX
Class C   PCBCX
Class Y   AYBLX


[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                      2

Portfolio Management Discussion                                            4

Portfolio Summary                                                         10

Prices and Distributions                                                  11

Performance Update                                                        12

Comparing Ongoing Fund Expenses                                           16

Schedule of Investments                                                   18

Financial Statements                                                      43

Notes to Financial Statements                                             51

Report of Independent Registered Public Accounting Firm                   60

Trustees, Officers and Service Providers                                  61


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11     3

Portfolio Management Discussion | 7/31/11

Both the domestic stock and bond markets produced positive performance during the 12 months ended July 31, 2011, even as the backdrop for investing changed significantly. In the following interview, portfolio managers Richard Schlanger and Walter Hunnewell, Jr., discuss the investment environment and the factors that affected the performance of Pioneer Classic Balanced Fund over the 12 months ended July 31, 2011. Mr. Schlanger, vice president at Pioneer, is a member of Pioneer's Fixed-Income team, and Mr. Hunnewell, vice president at Pioneer, is a member of Pioneer's Equity Team. Together, they are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the 12 months ended July 31, 2011?

A Pioneer Classic Balanced Fund Class A shares returned 15.07% at net asset value over the 12 months ended July 31, 2011, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Capital Government/Credit Bond Index (the Barclays Index), returned 19.65% and 4.52%, respectively. Over the same 12-month period, the average return of the 482 mutual funds in Lipper's Mixed-Asset Target Allocation, Moderate, category was 12.87%.

Q What were the principal factors that affected the Fund's performance over the 12 months ended July 31, 2011?

A The Fund's emphasis on equities throughout the 12-month period led to solid performance, as stocks were able to maintain the gains the asset class achieved early in the Fund's fiscal year, before investor sentiment began to shift to the negative. The 12-month period ended July 31, 2011, encompassed two very different periods, with contrasting environments that influenced the performance of both the stock and fixed-income markets.

   At the start of the Fund's fiscal year in August 2010, confidence was growing that the economy would continue its recovery. That was especially true after Federal Reserve Board Chairman Ben Bernanke signaled that the Federal Reserve Board (the Fed) was prepared to inject more liquidity into the financial system through a second round of quantitative easing (QE2), which involved the Fed's purchases of government bonds in the open market. The stock market rallied on the QE2 news as well as on reports of strong corporate profit growth and improving corporate balance sheets, with many companies amassing large cash reserves. Led by highly cyclical stocks sensitive to economic changes, the rally gained traction in September 2010 and continued throughout the first half of the Fund's fiscal year. During the same timeframe, however, the fixed-income market delivered very


4     Pioneer Classic Balanced Fund | Annual Report | 7/31/11
   restrained results, with the best relative returns coming from corporate bonds and other credit-sensitive securities.

   A series of events, however, changed the investing environment, leading to different results for the final six months of the Fund's fiscal year ended July 31, 2011.

   A powerful earthquake and resulting tsunami in Japan had, in addition to the human costs, a slowing impact on global growth trends as key Japanese industries were crippled. The event directly affected many industrial manufacturers in the United States, especially in the automotive industries. In addition, the debt problems of several European nations, including Greece, Ireland and Spain, appeared to worsen, while the European Central Bank started to tighten monetary policy on the continent by raising interest rates. Meanwhile, the debate in Washington over the debt ceiling limit of the United States appeared to highlight an inability of the U.S. government to give clear signals about the nation's economic policies. Meanwhile, the expansion of the nation's gross domestic product (GDP) slowed dramatically, with GDP rising at an annual rate of just 0.3% in the first half of 2011, after growing at a 3.1% annualized rate in 2010.

   In the different environment over the second half of the 12-month period, the domestic stock market, as measured by the S&P 500, returned just 1.46% over the six months ended July 31, 2011. On the other hand, the fixed-income market, as measured by the Barclays Index, produced a solid 4.53% return, led by corporate bonds and improved performance in intermediate-term, high-grade bonds, including government securities. Over the full 12 months of the Fund's fiscal year ended July 31, 2011, the stock market still generated very solid results, while the bond market also produced generally positive performance, helped both by strong returns from corporate bonds and improving performance from Treasuries and government agency bonds.

   Throughout the Fund's fiscal year, we maintained a heavy emphasis on equities in the portfolio. The positioning helped the Fund substantially outperform the average return of its Lipper peer group. The Fund both started and finished the fiscal-year period with roughly 60% of net assets allocated to stocks.

Q What was the Fund's fixed-income strategy over the 12 months ended July 31, 2011, and how did the strategy affect the Fund's performance?

A We emphasized the credit sectors in the Fund's portfolio throughout the 12 months ended July 31, 2011, which helped the fixed-income portion of the Fund to perform well. We also extended the Fund's duration somewhat, from
   4.03 years to 4.37 years, as we increased exposure to Treasuries and


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11     5
   government agency bonds during the final six months of the period by buying more intermediate-term securities and selling short-term corporates. (Duration is a measure of a portfolio's price sensitivity to interest-rate changes.) The greater exposure to intermediate-term government securities helped the Fund's performance in the second half of the fiscal year when the performance of the asset class improved as the Fed launched its QE2 program. We also established small Fund positions in floating-rate bank loans, which performed well as corporations were able to strengthen their balance sheets, and in municipal securities, which became very inexpensive and appealing after one analyst warned of problems in the municipal market that we believed were highly exaggerated. Both positions added to the Fund's overall performance. In the municipal market, we invested the Fund in the bonds of financially healthy universities such as Harvard, Columbia, MIT and Washington U. of St. Louis, all of which performed very well.

   The principal driver of the Fund's fixed-income portfolio performance over the 12-month period was the positioning in investment-grade corporate bonds, as the majority of the Fund's fixed-income assets were invested in bonds rated BBB or higher as of July 31, 2011.

Q What was the Fund's equity strategy over the 12 months ended July 31, 2011, and how did the strategy affect the Fund's performance?

A The heavy emphasis on stocks combined with good stock selection within the Fund's equity portfolio helped performance, with virtually all of the relative gains coming in the first half of the 12-month period. Looking at the overall market, the energy sector delivered standout performance, followed by the consumer discretionary and materials sectors. Health care and telecommunications services also outperformed the market. Information technology, consumer staples and industrials stocks performed approximately in line with the overall market. The financials sector produced the worst return, well below the overall market. Utilities also performed poorly.

   The Fund's equity portfolio was overweighted, relative to the S&P 500, in industrials and materials stocks throughout the 12-month period, although we did reduce exposure to cyclical stocks and increase exposure to telecommunications services. We also overweighted the Fund in health care throughout the 12-month period, as we saw good stock dividends and relatively attractive pricing in the sector. We remained selective in our stock picks for the Fund in health care, however, because of the uncertain regulatory climate.

   The Fund's largest underweighted sector position, relative to the S&P 500, was in financials, where we were concerned both about the lack of clarity concerning government regulations and about corporations' ability to improve earnings when the yield differences between short- and longer-maturity securities were narrow. Other Fund underweights were in utilities

6     Pioneer Classic Balanced Fund | Annual Report | 7/31/11
   and consumer staples. For the latter, we were concerned about the ability of consumer product companies to pass on their higher costs to customers by raising their own prices.

   The best relative returns, relative to the S&P 500, in the Fund's equity portfolio came from stock selections in consumer staples, even though we underweighted the entire sector. Stock selections in the underweighted financials sector likewise helped Fund returns. Poor selections in both the health care and information technology sectors, however, detracted from the Fund's relative performance. Sector allocations also added to relative performance, particularly the underweighting of financials and overweighting of energy.

   Among individual stocks, the biggest contributors to the Fund's relative performance came from an overweight position in CBS, the television network and local station owner, and a large position in Checkpoint Software Technologies, which provides network and software security products. Other Fund holdings that helped performance included Viacom, the entertainment company, integrated oil company Royal Dutch Shell, and Philip Morris International, which produces and markets tobacco products outside the United States. Not owning Bank of America also was a notable help to the Fund's relative performance, as that firm struggled over the 12-month period.

   The largest detractor from the Fund's relative performance came from a large position in Teva Pharmaceuticals. Even though Teva is the world's largest manufacturer of generic drugs at a time when many blockbuster drugs are coming off patent, the company's stock price fell because of concerns about the longer-term viability of its proprietary multiple sclerosis products. We maintained the Fund's position, however, because of Teva's presence in the generic market and because of the company's (now) low share price. Not owning consumer technology products leader Apple hurt Fund performance, as the stock continued to perform well despite its large size and the crowded trade in the company's market space. Other holdings that hurt Fund performance included Cisco Systems, which faced competitive challenges to its legacy networking offerings; pharmaceutical company Abbott Laboratories; and diversified industrials company 3M.

   Recent additions to the Fund's equity portfolio included CenturyLink, a regional telecommunications services company; Comcast, the cable television service that recently acquired NBC Universal; fast-food chain Chipotle Mexican Grille; computer storage firm NetApp; UnitedHealth Group, which provides health care management services; offshore oil driller Ensco; and technology giant Google. At the same time, we reduced Fund positions in semiconductor manufacturer Intel, Philip Morris International, 3M, CVS Caremark, Viacom and United Technologies. We eliminated the Fund's


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11     7
   investment in Microsoft because of our continuing skepticism about where the company deploys its prodigious cash flow.

Q  What is your outlook?

A We believe the economy should continue to grow, although at a moderate pace. We are watching economic indicators carefully, however, as a number of factors complicate the situation. Global growth should receive help when European authorities stop tightening monetary policy. Another boost should come from the resolution of industrial supply chain disruptions arising from the Japanese earthquake and tsunami. The U.S. housing market, which has had a significant impact on the global slowdown, appears to have bottomed and we have more reason to think its negative effects on growth trends will begin to be less important.

   Sharp volatility in the equity markets could very well have a negative effect on consumer behavior, which would erode a key driver of any sustained growth trends. The decision by the Standard & Poor's rating agency, announced shortly after the end of the Fund's fiscal year, to downgrade the debt rating of U.S. government securities likely will add to volatility in the equity markets. We think the downgrade was not a complete surprise, and we don't believe it will have a major influence on growth trends. The depth and breadth of the U.S. economy is unparalleled, the U.S. dollar remains the currency of the world and we believe the U.S. economy will continue to be an important engine driving the world's economic expansion.

   It is apparent to us that the government in Washington needs to speak with more clarity on fiscal and regulatory policies so that corporate America can make reasonable assumptions about the environment in which it will be operating. As we begin a new fiscal year for the Fund, interest rates in the United States remain at extraordinarily low levels, thus limiting the attractiveness of fixed-income investments. We intend to retain our moderate, balanced approach in managing the Fund, with good exposure to both stocks and bonds; but we believe that equities offer more relative value than bonds at present. We think dividend-paying stocks remain a prudent choice for investors. In our stock selection process, we intend to retain our focus on corporations that have some defensive characteristics, and yet still have the ability to increase their earnings and their dividends.

Please refer to the Schedule of Investments on pages 18-42 for a full listing of Fund securities.


8     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11     9

Portfolio Summary | 7/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                          52.9%
Corporate Bonds                                             21.0%
U.S. Government Securities                                   7.1%
Depositary Receipts for International Stocks                 6.3%
Temporary Cash Investments                                   5.9%
Collateralized Mortgage Obligations                          3.3%
Asset Backed Securities                                      1.3%
Municipal Bonds                                              1.2%
Senior Secured Loans                                         0.6%
Preferred Stocks                                             0.3%
Foreign Government Bonds                                     0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                  24.5%
Energy                                                      11.3%
Information Technology                                      11.1%
Consumer Discretionary                                       9.4%
Industrials                                                  9.2%
Health Care                                                  9.1%
Government                                                   8.7%
Materials                                                    5.5%
Consumer Staples                                             5.2%
Telecommunication Services                                   4.0%
Utilities                                                    1.6%
Unassigned                                                   0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.  McDonald's Corp.                                       2.27%
 2.  Teva Pharmaceutical Industries, Ltd.                   2.10
 3.  Royal Dutch Shell Plc (A.D.R.)                         2.09
 4.  Philip Morris International, Inc.                      1.95
 5.  Lazard, Ltd.                                           1.78
 6.  United Technology Corp.                                1.60
 7.  Exxon Mobile Corp.                                     1.60
 8.  Qualcomm, Inc.                                         1.53
 9.  McKesson Corp.                                         1.50
10.  JPMorgan Chase & Co.                                   1.40

This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Prices and Distributions | 7/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                     7/31/11                   7/31/10
       A                        $9.54                     $8.49
--------------------------------------------------------------------------------
       B                        $9.47                     $8.43
--------------------------------------------------------------------------------
       C                        $9.51                     $8.47
--------------------------------------------------------------------------------
       Y                        $9.54                     $8.49
--------------------------------------------------------------------------------

Distributions per Share: 8/1/10-7/31/11
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
     Class            Income           Capital Gains     Capital Gains
       A             $0.2204               $ --             $ --
--------------------------------------------------------------------------------
       B             $0.1283               $ --             $ --
--------------------------------------------------------------------------------
       C             $0.1399               $ --             $ --
--------------------------------------------------------------------------------
       Y             $0.2392               $ --             $ --
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital Government/Credit Bond Index measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     11

Performance Update | 7/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2011)
-----------------------------------------------------------------------------
                                         Net Asset       Public Offering
Period                                   Value (NAV)     Price (POP)
-----------------------------------------------------------------------------
10 Years                                  4.70%          4.22%
5 Years                                   4.22           3.26
1 Year                                   15.07           9.89
-----------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                          1.31%          1.16%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

          Pioneer Classic     Standard & Poor's     Barclays Capital Government/
          Balanced Fund       500 Index             Credit Bond Index
7/01       9550               10000                 10000
           8827                7638                 10689
7/03       9562                8451                 11449
          10362                9563                 11990
7/05      11433               10906                 12582
          12293               11493                 12696
7/07      13574               13346                 13417
          12553               11866                 14246
7/09      11931                9499                 15263
          13133               10814                 16629
7/11      15112               12938                 17381

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.


12     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Performance Update | 7/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2011)
-----------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------------------
10 Years                                  3.82%          3.82%
5 Years                                   3.27           3.27
1 Year                                   13.92           9.92
-----------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                          2.22%          2.06%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

          Pioneer Classic     Standard & Poor's     Barclays Capital Government/
          Balanced Fund       500 Index             Credit Bond Index
7/01      10000               10000                 10000
           9183                7638                 10689
7/03       9877                8451                 11449
          10626                9563                 11990
7/05      11625               10906                 12582
          12388               11493                 12696
7/07      13560               13346                 13417
          12431               11866                 14246
7/09      11708                9499                 15263
          12775               10814                 16629
7/11      14552               12938                 17381

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     13

Performance Update | 7/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2011)
-----------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
-----------------------------------------------------------------------------
10 Years                                  3.90%           3.90%
5 Years                                   3.31            3.31
1 Year                                   13.99           13.99
-----------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                          2.06%           2.06%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

          Pioneer Classic     Standard & Poor's     Barclays Capital Government/
          Balanced Fund       500 Index             Credit Bond Index

7/01      10000               10000                 10000
           9183                7638                 10689
7/03       9877                8451                 11449
          10626                9563                 11990
7/05      11625               10906                 12582
          12455               11493                 12696
7/07      13643               13346                 13417
          12496               11866                 14246
7/09      11773                9499                 15263
          12859               10814                 16629
7/11      14658               12938                 17381

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of the Predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.


14     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Performance Update | 7/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2011)
---------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
---------------------------------------------------------------------
10 Years                                  4.98%           4.98%
5 Years                                   4.56            4.56
1 Year                                   15.30           15.30
---------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
---------------------------------------------------------------------
                                         Gross           Net
---------------------------------------------------------------------
                                          0.78%           0.78%
---------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

          Pioneer Classic     Standard & Poor's     Barclays Capital Government/
          Balanced Fund       500 Index             Credit Bond Index
7/01      5000000             5000000               5000000
          4636579             3819229               5344326
7/03      5030362             4225480               5724576
          5458726             4781625               5994814
7/05      6026374             5453174               6291032
          6501700             5746340               6347784
7/07      7205011             6672940               6708638
          6682867             5932856               7123200
7/09      6373909             4749309               7631692
          7048297             5406817               8314251
7/11      8126354             6469148               8690424

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2011, through July 31, 2011.

-----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
-----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 2/1/11
-----------------------------------------------------------------------------------
 Ending Account          $1,020.12       $1,014.97       $1,015.95       $1,021.17
 Value (after
 expenses)
 on 7/31/11
-----------------------------------------------------------------------------------
 Expenses Paid               $5.81          $10.29           $9.90           $4.21
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 1.98% and 0.84% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).


16     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2011, through July 31, 2011.

-----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
-----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 2/1/11
-----------------------------------------------------------------------------------
 Ending Account          $1,019.04       $1,014.58       $1,014.98       $1,020.63
 Value (after
 expenses)
 on 7/31/11
-----------------------------------------------------------------------------------
 Expenses Paid               $5.81          $10.29           $9.89           $4.21
 During Period*
-----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 1.98% and 0.84% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     17

Schedule of Investments | 7/31/11

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
                  PREFERRED STOCKS -- 0.3 %
                  BANKS -- 0.3%
                  Diversified Banks -- 0.3%
    700           Wells Fargo & Co., 7.5%, 12/31/49                $    743,190
                                                                   ------------
                  Total Banks                                      $    743,190
-------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 0.0%
                  Diversified Financial Services -- 0.0%
  3,000           Citigroup Capital XIII, 7.875%, 10/30/40         $     81,210
                                                                   ------------
                  Total Diversified Financials                     $     81,210
-------------------------------------------------------------------------------
                  TOTAL PREFERRED STOCKS
                  (Cost $811,219)                                  $    824,400
-------------------------------------------------------------------------------
                  COMMON STOCKS -- 62.7%
                  ENERGY -- 8.8%
                  Integrated Oil & Gas -- 3.7%
 57,420           Exxon Mobil Corp.                                $  4,581,542
 81,166           Royal Dutch Shell Plc (A.D.R.) (b)                  5,970,571
                                                                   ------------
                                                                   $ 10,552,113
-------------------------------------------------------------------------------
                  Oil & Gas Drilling -- 0.6%
 36,459           Ensco Plc                                        $  1,941,442
-------------------------------------------------------------------------------
                  Oil & Gas Equipment & Services -- 1.0%
 20,913           Cameron International Corp. *                    $  1,169,873
 31,952           Halliburton Co.                                     1,748,733
                                                                   ------------
                                                                   $  2,918,606
-------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 2.5%
 20,116           Apache Corp.                                     $  2,488,752
 39,685           EQT Corp.                                           2,519,204
 48,070           Southwestern Energy Co. *                           2,141,999
                                                                   ------------
                                                                   $  7,149,955
-------------------------------------------------------------------------------
                  Oil & Gas Storage & Transportation -- 1.0%
 77,407           El Paso Corp.                                    $  1,590,714
 44,548           Spectra Energy Corp.                                1,203,687
                                                                   ------------
                                                                   $  2,794,401
                                                                   ------------
                  Total Energy                                     $ 25,356,517
-------------------------------------------------------------------------------
                  MATERIALS -- 3.9%
                  Diversified Metals & Mining -- 1.6%
 29,302           Freeport-McMoRan Copper & Gold, Inc. (Class B)   $  1,551,834
 40,659           Rio Tinto Plc (A.D.R.)                              2,885,976
                                                                   ------------
                                                                   $  4,437,810
-------------------------------------------------------------------------------
                  Fertilizers & Agricultural Chemicals -- 0.6%
 17,002           Monsanto Co.                                     $  1,249,307
  9,896           The Mosaic Co.                                        699,845
                                                                   ------------
                                                                   $  1,949,152
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
                    Industrial Gases -- 0.9%
   28,493           Air Products & Chemicals, Inc.             $  2,528,184
---------------------------------------------------------------------------
                    Paper Packaging -- 0.8%
   87,907           Packaging Corp. of America                 $  2,344,480
                                                               ------------
                    Total Materials                            $ 11,259,626
---------------------------------------------------------------------------
                    CAPITAL GOODS -- 6.4%
                    Aerospace & Defense -- 2.2%
    8,372           Honeywell International, Inc.              $    444,553
   10,070           Lockheed Martin Corp.                           762,601
   23,415           Textron, Inc. (b)                               541,589
   55,307           United Technologies Corp.                     4,581,632
                                                               ------------
                                                               $  6,330,375
---------------------------------------------------------------------------
                    Construction & Farm Machinery & Heavy Trucks -- 0.2%
   32,963           The Manitowoc Co., Inc.                    $    461,152
---------------------------------------------------------------------------
                    Electrical Component & Equipment -- 1.3%
   76,690           Emerson Electric Co.                       $  3,764,712
---------------------------------------------------------------------------
                    Industrial Conglomerates -- 1.2%
   41,170           3M Co.                                     $  3,587,554
---------------------------------------------------------------------------
                    Industrial Machinery -- 1.5%
   27,013           Ingersoll-Rand Plc                         $  1,010,826
   20,306           Snap-On, Inc.                                 1,154,599
   28,003           SPX Corp.                                     2,106,946
                                                               ------------
                                                               $  4,272,371
                                                               ------------
                    Total Capital Goods                        $ 18,416,164
---------------------------------------------------------------------------
                    COMMERCIAL SERVICES & SUPPLIES -- 0.4%
                    Commercial Printing -- 0.4%
   56,577           R.R. Donnelly & Sons Co. (b)               $  1,064,213
                                                               ------------
                    Total Commercial Services & Supplies       $  1,064,213
---------------------------------------------------------------------------
                    TRANSPORTATION -- 1.0%
                    Air Freight & Couriers -- 0.5%
   21,177           United Parcel Service, Inc.                $  1,465,872
---------------------------------------------------------------------------
                    Railroads -- 0.5%
   52,881           CSX Corp.                                  $  1,299,286
                                                               ------------
                    Total Transportation                       $  2,765,158
---------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 0.7%
                    Auto Parts & Equipment -- 0.4%
   33,389           Johnson Controls, Inc.                     $  1,233,724
---------------------------------------------------------------------------
                    Automobile Manufacturers -- 0.3%
   60,488           Ford Motor Corp. *                         $    738,558
                                                               ------------
                    Total Automobiles & Components             $  1,972,282
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     19

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
                    CONSUMER SERVICES -- 2.8%
                    Restaurants -- 2.8%
    5,139           Chipotle Mexican Grill, Inc.* (b)          $  1,668,017
   75,009           McDonald's Corp.                              6,486,778
                                                               ------------
                                                               $  8,154,795
                                                               ------------
                    Total Consumer Services                    $  8,154,795
---------------------------------------------------------------------------
                    MEDIA -- 3.8%
                    Broadcasting -- 0.9%
   91,643           CBS Corp. (Class B)                        $  2,508,269
---------------------------------------------------------------------------
                    Cable & Satellite -- 0.9%
  105,664           Comcast Corp.                              $  2,538,049
---------------------------------------------------------------------------
                    Movies & Entertainment -- 2.0%
  268,419           Regal Entertainment Group, Inc. (b)        $  3,433,079
   51,930           Viacom, Inc. (Class B)                        2,514,451
                                                               ------------
                                                               $  5,947,530
                                                               ------------
                    Total Media                                $ 10,993,848
---------------------------------------------------------------------------
                    RETAILING -- 0.5%
                    Home Improvement Retail -- 0.5%
   39,328           Home Depot, Inc.                           $  1,373,727
                                                               ------------
                    Total Retailing                            $  1,373,727
---------------------------------------------------------------------------
                    FOOD & DRUG RETAILING -- 1.6%
                    Drug Retail -- 1.6%
   38,359           CVS/Caremark Corp.                         $  1,394,350
   80,314           Walgreen Co.                                  3,135,459
                                                               ------------
                                                               $  4,529,809
                                                               ------------
                    Total Food & Drug Retailing                $  4,529,809
---------------------------------------------------------------------------
                    FOOD, BEVERAGE & TOBACCO -- 2.9%
                    Packaged Foods & Meats -- 1.0%
   20,263           Kellogg Co.                                $  1,130,270
   84,973           Sara Lee Corp.                                1,623,834
                                                               ------------
                                                               $  2,754,104
---------------------------------------------------------------------------
                    Tobacco -- 1.9%
   78,449           Philip Morris International, Inc.          $  5,583,215
                                                               ------------
                    Total Food, Beverage & Tobacco             $  8,337,319
---------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                    Household Products -- 0.3%
    9,759           Colgate-Palmolive Co.                      $    823,464
                                                               ------------
                    Total Household & Personal Products        $    823,464
---------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 2.3%
                    Health Care Distributors -- 1.5%
   52,810           McKesson Corp.                             $  4,283,947
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

----------------------------------------------------------------------------
 Shares                                                         Value
----------------------------------------------------------------------------
                     Health Care Equipment -- 0.3%
    12,419           Baxter International, Inc.                 $    722,413
----------------------------------------------------------------------------
                     Managed Health Care -- 0.5%
    30,022           United Healthcare Group, Inc.              $  1,489,992
                                                                ------------
                     Total Health Care Equipment & Services     $  6,496,352
----------------------------------------------------------------------------
                     PHARMACEUTICALS & BIOTECHNOLOGY -- 6.3%
                     Biotechnology -- 0.9%
    43,997           Cubist Pharmaceuticals, Inc.*              $  1,494,578
    18,231           Vertex Pharmaceuticals, Inc.*                   945,460
                                                                ------------
                                                                $  2,440,038
----------------------------------------------------------------------------
                     Pharmaceuticals -- 5.4%
    51,304           Abbott Laboratories, Inc.                  $  2,632,921
    74,131           Bristol-Myers Squibb Co.                      2,124,594
    68,661           Merck & Co., Inc.                             2,343,400
   137,663           Pfizer, Inc.                                  2,648,636
   128,767           Teva Pharmaceutical Industries, Ltd.          6,005,693
                                                                ------------
                                                                $ 15,755,244
                                                                ------------
                     Total Pharmaceuticals & Biotechnology      $ 18,195,282
----------------------------------------------------------------------------
                     BANKS -- 2.3%
                     Diversified Banks -- 1.6%
    21,700           Comerica, Inc.                             $    695,051
   138,348           Wells Fargo & Co.                             3,865,443
                                                                ------------
                                                                $  4,560,494
----------------------------------------------------------------------------
                     Regional Banks -- 0.3%
    15,242           PNC Bank Corp.                             $    827,488
----------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- 0.4%
    91,424           New York Community Bancorp, Inc. (b)       $  1,236,967
                                                                ------------
                     Total Banks                                $  6,624,949
----------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 4.9%
                     Asset Management & Custody Banks -- 0.9%
    14,298           Franklin Resources, Inc.                   $  1,815,274
    38,622           The Bank of New York Mellon Corp.               969,798
                                                                ------------
                                                                $  2,785,072
----------------------------------------------------------------------------
                     Consumer Finance -- 0.5%
    31,372           Capital One Financial Corp.                $  1,499,582
----------------------------------------------------------------------------
                     Diversified Financial Services -- 1.4%
    99,164           JPMorgan Chase & Co.                       $  4,011,184
----------------------------------------------------------------------------
                     Investment Banking & Brokerage -- 2.1%
     5,919           Goldman Sachs Group, Inc.                  $    798,887
   151,612           Lazard, Ltd.                                  5,094,163
                                                                ------------
                                                                $  5,893,050
                                                                ------------
                     Total Diversified Financials               $ 14,188,888
----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     21

---------------------------------------------------------------------------------
 Shares                                                              Value
---------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 4.9%
                     Application Software -- 1.7%
    48,321           Adobe Systems, Inc.*                            $  1,339,458
    17,345           Citrix Systems, Inc.*                              1,249,534
   106,434           Nuance Communications, Inc. * (b)                  2,129,744
                                                                     ------------
                                                                     $  4,718,736
---------------------------------------------------------------------------------
                     Data Processing & Outsourced Services -- 0.6%
    89,696           CA Western Union Co.*                           $  1,740,999
---------------------------------------------------------------------------------
                     Internet Software & Services -- 1.4%
    18,380           eBAY, Inc.*                                     $    601,945
     5,733           Google, Inc.*                                      3,460,955
                                                                     ------------
                                                                     $  4,062,900
---------------------------------------------------------------------------------
                     Systems Software -- 1.2%
    61,686           Check Point Software Technologies, Ltd.* (b)    $  3,556,198
                                                                     ------------
                     Total Software & Services                       $ 14,078,833
---------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                     Communications Equipment -- 2.2%
    73,126           Cisco Systems, Inc.                             $  1,167,822
    20,230           Juniper Networks, Inc.*                              473,180
    80,005           Qualcomm, Inc.                                     4,382,674
                                                                     ------------
                                                                     $  6,023,676
---------------------------------------------------------------------------------
                     Computer Storage & Peripherals -- 0.4%
    23,797           NETAPP, Inc.*                                   $  1,130,833
---------------------------------------------------------------------------------
                     Office Electronics -- 0.6%
   206,578           Xerox Corp.                                     $  1,927,373
                                                                     ------------
                     Total Technology Hardware & Equipment           $  9,081,882
---------------------------------------------------------------------------------
                     SEMICONDUCTORS -- 2.6%
                     Semiconductor Equipment -- 0.9%
    64,078           ASM Lithography Holdings NV                     $  2,284,381
---------------------------------------------------------------------------------
                     Semiconductors -- 1.7%
    36,629           Analog Devices, Inc.                            $  1,260,038
    87,940           Intel Corp.                                        1,963,700
    54,478           Microchip Technology, Inc. (b)                     1,838,633
                                                                     ------------
                                                                     $  5,062,371
                                                                     ------------
                     Total Semiconductors                            $  7,346,752
---------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 2.6%
                     Integrated Telecommunication Services -- 2.6%
   100,505           CenturyLink, Inc.                               $  3,729,741
    52,510           Verizon Communications, Inc.                       1,853,078
   163,433           Windstream Corp.                                   1,995,517
                                                                     ------------
                                                                     $  7,578,336
                                                                     ------------
                     Total Telecommunication Services                $  7,578,336
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------------
 Shares                                                                                      Value
---------------------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.5%
                                         Gas Utilities -- 0.5%
   18,924                                Oneok, Inc. (b)                                     $  1,377,478
                                                                                             ------------
                                         Total Utilities                                     $  1,377,478
---------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS
                                         (Cost $144,300,229)                                 $180,015,674
---------------------------------------------------------------------------------------------------------

              Floating       S&P/Moody's
Principal     Rate (d)       Ratings
Amount ($)    (unaudited)    (unaudited)
---------------------------------------------------------------------------------------------------------
                                         ASSET BACKED SECURITIES -- 1.4%
                                         MATERIALS -- 0.2%
                                         Diversified Metals & Mining -- 0.1%
  140,968                       BBB+/A2  Lehman ABS Manufactured Housing Contract
                                         Trust, 5.873%, 5/15/22                              $    150,192
---------------------------------------------------------------------------------------------------------
                                         Steel -- 0.1%
  110,858                       AAA/Aaa  Accredited Mortgage Loan Trust, 0.8015%,
                                         10/25/34                                            $     98,781
  207,000                       AAA/Aaa  HSBC Home Equity Loan, 5.63%, 3/20/36                    215,231
                                                                                             ------------
                                                                                             $    314,012
                                                                                             ------------
                                         Total Materials                                     $    464,204
---------------------------------------------------------------------------------------------------------
                                         FOOD & DRUG RETAILING -- 0.1%
                                         Food Retail -- 0.1%
  100,000                     BBB-/Baa3  Dominos Pizza Master Issuer LLC,
                                         5.261%, 4/25/37                                     $    101,750
  200,000                        BB/Aaa  Dominos Pizza Master Issuer LLC,
                                         7.629%, 4/25/37                                          204,000
                                                                                             ------------
                                         Total Food & Drug Retailing                         $    305,750
---------------------------------------------------------------------------------------------------------
                                         BANKS -- 0.8%
                                         Diversified Banks -- 0.1%
  267,383    0.28               AAA/Aa1  Wells Fargo Home Equity, Floating Rate Note,
                                         4/25/37                                             $    258,920
---------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 0.7%
  142,942    0.44                A+/Aa1  ACE 2005-HE7 A2C, Floating Rate Note,
                                         11/25/35                                            $    141,253
  475,000    5.94                  A/B1  Citicorp Residential Mortgage, Floating Rate Note,
                                         7/25/36                                                  464,296
  222,024    0.60               AA+/Aa1  Citigroup Mortgage Loan Trust, Floating Rate
                                         Note, 7/25/35                                            212,946
  414,400                        AAA/A2  Credit-Based Asset Servicing and
                                         Securitization LLC, 5.334%, 8/25/35                      419,179
  250,000                         AA/NR  Leaf II Receivables, 4.9%, 3/20/13                       247,900
  231,105                     CCC+/Caa3  Local Insight Media Finance LLC,
                                         5.88%, 10/23/37                                          101,686

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     23

------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                  Value
------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  389,258    0.45               AAA/Aa3  Option One Mortgage Loan Trust, Floating Rate
                                         Note, 11/25/35                                   $    366,128
  100,000    0.59               AA+/Aa1  Structured Asset Investment Loan, Floating Rate
                                         Note, 5/25/35                                          96,704
  150,000                       CCC/Ba2  Structured Asset Securities Corp.,
                                         0.39375%, 3/25/37                                     123,001
                                                                                          ------------
                                                                                          $  2,173,093
                                                                                          ------------
                                         Total Banks                                      $  2,432,013
------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.2%
                                         Diversified Financial Services -- 0.2%
   36,480    0.63                AA/Aa2  Asset Backed Securities Corp., Floating Rate
                                         Note, 4/25/35                                    $     35,444
  121,808                         AA/NR  DT Auto Owner Trust, 5.92%, 10/15/15                  125,488
   72,262                       AAA/Aaa  Home Equity Asset Trust, 0.75719%, 11/25/35            69,876
  231,955    0.47               AAA/Aa1  Home Equity Asset Trust, Floating Rate Note,
                                         12/25/35                                              214,154
                                                                                          ------------
                                         Total Diversified Financials                     $    444,962
------------------------------------------------------------------------------------------------------
                                         GOVERNMENT -- 0.1%
    3,848                       AAA/Aaa  Federal Home Loan Bank, 6.0%, 4/15/32            $      3,884
  308,980                       AAA/Aaa  Freddie Mac, 5.0%, 10/15/29                           316,686
   11,327                       AAA/Aaa  Freddie Mac, 6.1%, 9/15/18                             11,544
                                                                                          ------------
                                                                                          $    332,114
                                                                                          ------------
                                         Total Government                                 $    332,114
------------------------------------------------------------------------------------------------------
                                         TOTAL ASSET BACKED SECURITIES
                                         (Cost $4,018,062)                                $  3,979,043
------------------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
                                         MATERIALS -- 0.2%
                                         Forest Products -- 0.1%
  350,000                         BB/B1  T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)       $    378,687
------------------------------------------------------------------------------------------------------
                                         Steel -- 0.1%
   69,157                        NR/Aaa  American General Mortgage Loan,
                                         5.15%, 3/25/40                                   $     71,301
                                                                                          ------------
                                         Total Materials                                  $    449,988
------------------------------------------------------------------------------------------------------
                                         BANKS -- 2.1%
                                         Thrifts & Mortgage Finance -- 2.1%
  392,523                       NR/Baa3  Bank of America Alternative Loan Trust,
                                         6.0%, 3/25/34                                    $    402,375
  300,694                       AAA/Aa3  Bank of America Alternative Loan Trust,
                                         5.75%, 4/25/33                                        314,527
  558,714                       NR/Baa2  Bank of America Alternative Loan Trust,
                                         5.5%, 9/25/33                                         575,196

The accompanying notes are an integral part of these financial statements.

24     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

--------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                    Value
--------------------------------------------------------------------------------------------------------
                                          Thrifts & Mortgage Finance -- (continued)
   251,441       2.45          AAA/Baa2   Bear Stearns Adjustable Rate Mortgage, Floating
                                          Rate Note, 8/25/33                                $    236,574
   220,862       3.11            AAA/A3   Chase Mortgage Finance Corp., Floating Rate
                                          Note, 2/25/37                                          218,411
   447,300                       AAA/NR   Countrywide Alternative, 5.5%, 8/25/34                 416,514
   247,651                      A-/Caa2   Countrywide Alternative Loan Trust,
                                          5.5%, 3/25/35                                          215,406
   250,000                       AAA/NR   JP Morgan Chase Commercial Mortgage,
                                          3.6159%, 11/15/43                                      250,161
   205,141       2.13           AAA/Aa3   JP Morgan Mortgage Trust, Floating Rate Note,
                                          10/25/33                                               200,962
   250,532                       AAA/A3   Lehman Brothers Small Balance Commercial,
                                          5.41%, 12/25/36                                        246,654
   116,769       1.04           AAA/Aa1   Lehman Brothers Small Balance, Floating Rate
                                          Note, 10/25/37                                         106,246
   491,946                       AAA/A1   Master Adjustable Rate Mortgages Trust,
                                          2.86771%, 4/21/34                                      471,576
   109,214       0.77            AA/Aa2   Residential Asset Mortgage Products, Inc.,
                                          Floating Rate Note, 10/25/31                            85,653
   376,557                       AAA/NR   Residential Asset Securitization Trust,
                                          5.5%, 7/25/35                                          361,301
   377,808                       AAA/NR   Residential Asset Securitization Trust,
                                          5.25%, 11/25/34                                        385,519
   341,756                         A/B2   Structured Asset Securities, 5.0%, 5/25/35             336,178
    88,024                        BB/NR   WaMu Mortgage Pass Through Certificates,
                                          4.82069%, 9/25/35                                       85,315
   150,757                        BB/NR   WaMu Mortgage Pass Through Certificates,
                                          2.77149%, 9/25/35                                      127,956
   177,801                       BB-/B1   Wells Fargo Mortgage Backed Securities,
                                          5.5%, 10/25/35                                         177,459
   345,723       2.79           BBB-/B1   Wells Fargo Mortgage Backed Securities, Floating
                                          Rate Note, 10/25/35                                    325,431
   179,432                      AAA/Ba1   Wells Fargo Mortgage Backed Securities,
                                          4.75%, 10/25/18                                        184,613
   298,646       4.64             NR/B1   Wells Fargo Mortgage Backed Securities Trust,
                                          4.832239%, 3/25/36                                     284,871
                                                                                            ------------
                                                                                            $  6,008,898
                                                                                            ------------
                                          Total Banks                                       $  6,008,898
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 1.1%
                                          Diversified Financial Services -- 1.0%
   146,781                       AAA/NR   Bank of America Mortgage Security, 5.75%,
                                          1/25/35                                           $    150,138
   241,114       5.12            AA-/NR   Bank of America Mortgage Security, Floating Rate
                                          Note, 9/25/35                                          230,761

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     25

---------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
    5,765                        AAA/NR   Bank of America Mortgage Securities, Inc.,
                                          5.0%, 8/25/33                                      $      5,751
  300,000                         NR/A2   LSTAR Commercial Mortgage Trust,
                                          5.7457%, 6/25/43                                        273,287
   26,015        2.62             BB/NR   Merrill Lynch Mortgage Investor, Floating Rate
                                          Note, 2/25/35                                            24,259
   72,491                        B-/Aaa   MLMI 2005-A2 A4, 4.48%, 2/25/35                          69,864
1,058,260                        NR/Ba1   Residential Accredited Loans, Inc.,
                                          5.0%, 5/25/19                                         1,059,051
  234,203                        AAA/NR   Residential Accredited Loans, Inc.,
                                          6.0%, 10/25/34                                          237,660
  453,674                        NR/Ba3   Residential Accredited Loans, Inc.,
                                          5.0%, 8/25/18                                           457,684
   18,127        0.79          AAA/Baa2   Residential Accredited Loans, Inc., Floating Rate
                                          Note, 4/25/34                                            16,913
  231,203        4.61          AA+/Baa3   SARM 2004-12 7A1, Floating Rate Note,
                                          2/25/34                                                 218,062
                                                                                             ------------
                                                                                             $  2,743,430
---------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.1%
  253,776                         AA/NR   Bear Stearns Commercial Mortgage Securities,
                                          6.63%, 2/15/35                                     $    253,117
                                                                                             ------------
                                          Total Diversified Financials                       $  2,996,547
---------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.1%
                                          Mortgage Real Estate Investment Trust -- 0.1%
  244,137                       BB/Caa1   Deutsche ALT-A Securities, Inc., 5.5%, 11/25/35    $    208,592
                                                                                             ------------
                                          Total Real Estate                                  $    208,592
---------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.1%
  187,630        5.72           BBB+/NR   GSR Mortgage Loan Trust, 5.7199%, 2/25/34          $    164,200
  211,844        2.79            AAA/BB   GSR Mortgage Loan Trust, Floating Rate Note,
                                          9/25/35                                                 198,851
                                                                                             ------------
                                                                                             $    363,051
                                                                                             ------------
                                          Total Government                                   $    363,051
---------------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $9,994,801)                                  $ 10,027,076
---------------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 22.1%
                                          ENERGY -- 2.4%
                                          Integrated Oil & Gas -- 0.0%
   25,000                     BBB+/Baa2   Petro-Canada, Inc., 4.0%, 7/15/13                  $     26,269
   96,835                     BBB+/Baa1   PF Export Receivable Master Trust, Inc.,
                                          6.436%, 6/1/15 (144A)                                   103,139
                                                                                             ------------
                                                                                             $    129,408
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.1%
   225,000                    BBB+/Baa1   Pride International, Inc., 6.875%, 8/15/20        $    270,737
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.2%
   182,000       3.42             NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                    $    138,320
   355,000                     BBB/Baa2   Weatherford International, Ltd., 9.625%, 3/1/19        475,229
                                                                                            ------------
                                                                                            $    613,549
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.3%
   175,000                     BBB/Baa1   Canadian National Resources, Inc.,
                                          5.9%, 2/1/18                                      $    205,275
   250,000                        A/Aa3   Ras Laffan LNG 3, Ltd., 4.5%, 9/30/12 (144A)           260,000
   400,000                    BBB-/Baa2   TNK-BP Finance SA, 7.5%, 3/13/13 (144A)                436,000
                                                                                            ------------
                                                                                            $    901,275
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.5%
   360,000                         A/A2   Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)     $    415,018
   525,000                     BBB/Baa2   Spectra Energy Capital, 6.2%, 4/15/18                  606,499
   370,000                     BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                   485,114
                                                                                            ------------
                                                                                            $  1,506,631
---------------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 1.3%
    90,000                    BBB-/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17             $    100,893
   125,000                     BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                    143,130
   385,000                     BBB/Baa2   DCP Midstream, Inc., 9.75%, 3/15/19                    512,532
   400,000                       BB/Ba1   Enterprise Products Operating Co., 7.0%, 6/1/67        402,000
   550,000                     BBB/Baa2   Kinder Morgan Energy, Inc., 5.95%, 2/15/18             628,668
   450,000                    BBB-/Baa3   Plains All America Pipeline Co.,
                                          6.125%, 1/15/17                                        516,359
   425,000                         A/A3   Questar Pipeline Co., 5.83%, 2/1/18                    493,855
   240,000                     BBB-/Ba1   Rockies Express Pipeline LLC, 5.625%, 4/15/20          251,250
   200,000                     BBB/Baa2   Spectra Energy Capital LLC, 6.75%, 7/15/18             231,072
   390,000                     BB+/Baa3   The Williams Co., Inc., 7.75%, 6/15/31                 470,255
                                                                                            ------------
                                                                                            $  3,750,014
                                                                                            ------------
                                          Total Energy                                      $  7,171,614
---------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 1.2%
                                          Aluminum -- 0.1%
   180,000                    BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                       $    196,494
---------------------------------------------------------------------------------------------------------
                                          Construction Materials -- 0.1%
   125,000                     BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)               $    137,056
---------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.4%
   450,000                    BBB-/Baa3   AngloGold Ashanti Holdings, Inc.,
                                          5.375%, 4/15/20                                   $    453,444
   350,000                    BBB-/Baa3   Gold Fields Orogen Holding BVI,
                                          4.875%, 10/7/20                                        339,500

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     27

-----------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- (continued)
   425,000                    BBB+/Baa2   Inco, Ltd., 7.2%, 9/15/32                      $    469,976
                                                                                         ------------
                                                                                         $  1,262,920
-----------------------------------------------------------------------------------------------------
                                          Fertilizers & Agricultural Chemicals -- 0.1%
   450,000                     BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                   $    540,171
-----------------------------------------------------------------------------------------------------
                                          Industrial Gases -- 0.2%
   460,000                     BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                   $    473,112
-----------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 0.1%
   310,000                     BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17          $    392,688
-----------------------------------------------------------------------------------------------------
                                          Steel -- 0.2%
   230,000                    BBB-/Baa3   ArcelorMittal SA, 6.125%, 6/1/18               $    253,121
   195,000                    BBB-/Baa3   Commercial Metals Co., 7.35%, 8/15/18               210,464
                                                                                         ------------
                                                                                         $    463,585
                                                                                         ------------
                                          Total Materials                                $  3,466,026
-----------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 1.2%
                                          Building Products -- 0.2 %
   520,000                      BBB/Ba2   Masco Corp., 7.125%, 3/15/20                   $    535,504
-----------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy Trucks -- 0.1%
   130,000                    BBB+/Baa2   Cummins, Inc., 6.75%, 2/15/27                  $    143,747
-----------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.3%
   536,000                         A/A2   Cargill, Inc., 4.307%, 5/14/21                 $    555,603
   175,000                        A-/A3   Tyco International Finance SA, 8.5%, 1/15/19        227,094
                                                                                         ------------
                                                                                         $    782,697
-----------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 0.2%
   500,000                    BBB+/Baa1   Ingersoll-Rand Global Holding, 9.5%, 4/15/14   $    601,258
   150,000                    BBB-/Baa3   Valmont Industries, Inc., 6.625%, 4/20/20           171,094
                                                                                         ------------
                                                                                         $    772,352
-----------------------------------------------------------------------------------------------------
                                          Trading Companies & Distributors -- 0.4%
   875,000                    BBB-/BBB-   Aviation Capital Group Corp., 6.75%, 4/6/21    $    879,200
   300,000                     BBB/Baa2   Glencore Funding LLC, 6.0%, 4/15/14 (144A)          323,453
                                                                                         ------------
                                                                                         $  1,202,653
                                                                                         ------------
                                          Total Capital Goods                            $  3,436,953
-----------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                          Office Services & Supplies -- 0.1%
   350,000                      BBB+/A2   Pitney Bowes, Inc., 5.6%, 3/15/18              $    384,326
                                                                                         ------------
                                          Total Commercial Services & Supplies           $    384,326
-----------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.0%
                                          Airlines -- 0.0%
     6,860                    BBB+/Baa2   Continential Airlines, Inc., 6.648%, 9/15/17   $      7,298
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------
                                          Trucking -- 0.0%
   100,000                    BBB-/Baa2   Asciano Finance, Ltd., 5.0%, 4/7/18                $    104,427
                                                                                             ------------
                                          Total Transportation                               $    111,725
---------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.1%
                                          Automobile Manufacturers -- 0.0%
    55,000                     BBB/Baa2   Hyundai Motor Manufacturer, Ltd.,
                                          4.5%, 4/15/15                                      $     58,286
    70,000                    BBB+/Baa1   Nissan Motor Acceptance Corp.,
                                          4.5%, 1/30/15 (144A)                                     74,610
                                                                                             ------------
                                                                                             $    132,896
---------------------------------------------------------------------------------------------------------
                                          Motorcycle Manufacturers -- 0.1%
   150,000                     BBB/Baa1   Harley-Davidson Financial Services, Inc.,
                                          3.875%, 3/15/16                                    $    154,517
                                                                                             ------------
                                          Total Automobiles & Components                     $    287,413
---------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.2%
                                          Household Appliances -- 0.2%
   500,000                    BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                      $    529,437
                                                                                             ------------
                                          Total Consumer Durables & Apparel                  $    529,437
---------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.2%
                                          Education Services -- 0.2%
   300,000                      AAA/Aaa   Leland Stanford Junior University, 4.75%, 5/1/19   $    334,272
   250,000                       AAA/NR   Massachusetts Institute of Technology,
                                          5.6%, 7/1/11                                            268,080
                                                                                             ------------
                                                                                             $    602,352
                                                                                             ------------
                                          Total Consumer Services                            $    602,352
---------------------------------------------------------------------------------------------------------
                                          MEDIA -- 0.6%
                                          Broadcasting -- 0.3%
   400,000                     BBB/Baa2   Cox Communications, Inc., 7.125%, 10/1/12          $    427,706
   512,000                    BBB+/Baa1   News America, Inc., 7.3%, 4/30/28                       562,355
                                                                                             ------------
                                                                                             $    990,061
---------------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 0.3%
   125,000                    BBB+/Baa1   British Sky Broadcasting Plc, 6.1%,
                                          2/15/18 (144A)                                     $    142,245
    80,000                    BBB+/Baa1   Comcast Corp., 5.3%, 1/15/14                             88,059
   400,000                     BBB/Baa2   Time Warner Cable, Inc., 5.0%, 2/1/20                   429,968
   100,000                     BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                  128,156
    50,000                     BBB/Baa2   Time Warner Cable, Inc., 8.75, 2/14/19                   65,489
                                                                                             ------------
                                                                                             $    853,917
                                                                                             ------------
                                          Total Media                                        $  1,843,978
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     29

--------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                          RETAILING -- 0.1%
                                          Internet Retail -- 0.1%
   425,000                     BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20               $    424,900
                                                                                      ------------
                                          Total Retailing                             $    424,900
--------------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 0.1%
                                          Drug Retail -- 0.1%
   199,098                    BBB+/Baa2   CVS Pass-Through Trust, 5.298%, 1/11/27     $    203,439
   123,568                    BBB+/Baa2   CVS Pass-Through Trust, 5.773%, 1/10/33          129,371
                                                                                      ------------
                                                                                      $    332,810
                                                                                      ------------
                                          Total Food & Drug Retailing                 $    332,810
--------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.3%
                                          Agricultural Products -- 0.2%
   410,000                     BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                $    433,284
--------------------------------------------------------------------------------------------------
                                          Brewers -- 0.0%
    55,000                      A-/Baa1   Anheuser-Busch InBev Worldwide, Inc.,
                                          7.75%, 1/15/19                              $     71,670
    35,000                    BBB+/Baa1   Miller Brewing Co., 5.5%, 8/15/13 (144A)          37,876
                                                                                      ------------
                                                                                      $    109,546
--------------------------------------------------------------------------------------------------
                                          Soft Drinks -- 0.1%
   200,000                       BBB/A3   Coca-Cola Enterprises, Inc., 4.5%, 9/1/21   $    211,728
                                                                                      ------------
                                          Total Food, Beverage & Tobacco              $    754,558
--------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                          Personal Products -- 0.0%
   100,000                      BBB+/A2   Avon Products, Inc., 6.5%, 3/1/19           $    116,534
                                                                                      ------------
                                          Total Household & Personal Products         $    116,534
--------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                          Health Care Services -- 0.1%
   230,000                    BBB+/Baa3   Express Scripts, Inc., 3.125%, 5/15/16      $    234,995
                                                                                      ------------
                                          Total Health Care Equipment & Services      $    234,995
--------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 0.4%
                                          Biotechnology -- 0.4%
   675,000                    BBB+/Baa3   Biogen Idec, Inc., 6.0%, 3/1/13             $    721,037
   285,000                       AA-/A2   Genzyme Corp., 3.625%, 6/15/15                   305,564
                                                                                      ------------
                                                                                      $  1,026,601
                                                                                      ------------
                                          Total Pharmaceuticals & Biotechnology       $  1,026,601
--------------------------------------------------------------------------------------------------
                                          BANKS -- 2.6%
                                          Diversified Banks -- 0.7%
   270,000                      AA-/Aa3   Barclays Bank Plc, 5.2%, 7/10/14            $    292,264
   705,000                       A/Baa1   Barclays Bank Plc, 6.05%, 12/4/17                737,015

The accompanying notes are an integral part of these financial statements.

30     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                     Value
---------------------------------------------------------------------------------------------------------
                                          Diversified Banks -- (continued)
  450,000                       AA-/Aa3   BNP Paribas SA, 1.34438%, 4/27/17                  $    440,265
  250,000                          B/B2   Kazkommerts International BV, 8.0%, 11/3/15             243,750
  250,000                          A/A2   Northgroup Preferred Capital Corp.,
                                          6.378%, 1/29/49                                         240,075
                                                                                             ------------
                                                                                             $  1,953,369
---------------------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.9%
  250,000                       BBB+/A2   American Express Bank FSB, 5.5%, 4/16/13           $    267,121
  250,000                          A/A2   BB&T Corp., 5.7%, 4/30/14                               278,666
  500,000                          A/A2   Branch Banking & Trust Co., 4.875%, 1/15/13             524,624
  415,000                       BB/Baa3   Capital One Capital, Inc., 8.875%, 5/15/40              434,454
  875,000                     BBB+/Baa1   KeyBank NA, 5.8%, 7/1/14                                966,726
  250,000                     BBB+/Baa1   Keycorp, 6.5%, 5/14/13                                  271,024
  450,000                        A+/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                    508,538
1,000,000        8.25          BBB/Baa3   PNC Financial Services Group, Floating Rate Note,
                                          5/29/49                                               1,062,220
  850,000                         A-/A3   Sovereign Bancorp, Inc., 8.75%, 5/30/18               1,010,492
                                                                                             ------------
                                                                                             $  5,323,865
                                                                                             ------------
                                          Total Banks                                        $  7,277,234
---------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 5.2%
                                          Asset Management & Custody Banks -- 0.2%
  210,000                          A/A3   Ameriprise Financial, Inc., 5.3%, 3/15/20          $    231,283
  100,000                        AA-/A1   Franklin Resources, Inc., 3.125%, 5/20/15               104,999
  220,000                         A+/A1   State Street Corp., 4.3%, 5/30/14                       238,994
                                                                                             ------------
                                                                                             $    575,276
---------------------------------------------------------------------------------------------------------
                                          Consumer Finance -- 0.6%
  250,000                       BBB+/A2   American Express Co., 2.75%, 9/15/15               $    253,403
  260,000                         A+/A1   American Honda Finance, Inc.,
                                          6.7%, 10/1/13 (144A)                                    289,205
  360,000                      BBB/Baa1   Capital One Bank USA NA, 8.8%, 7/15/19                  452,787
  265,000        4.00          BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                  263,505
  375,000                          B/B3   Springleaf Finance Corp., 6.9%, 12/15/17                351,094
                                                                                             ------------
                                                                                             $  1,609,994
---------------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- 1.9%
  290,000                      BBB/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                $    305,550
  500,000                          A/A2   Bank of America Corp., 5.9%, 12/28/25                   496,296
  500,000                          A/A2   Bank of America Corp., 6.25%, 4/15/12                   519,671
  760,000                      BBB/Baa1   GATX Corp., 5.5%, 2/15/12                               774,676
  420,000                       AA+/Aa2   General Electric Capital Corp., 6.75%, 3/15/32          478,202
  250,000                       AA+/Aa2   General Electric Capital Corp., 5.625%, 9/15/17         281,240
  100,000                     BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%, 5/5/15            110,818

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     31

-----------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Diversified Financial Services -- (continued)
2,050,000                     BBB+/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49             $ 2,197,395
  249,493                      BBB/Baa2   Power Receivables Finance LLC, 6.29%,
                                          1/1/12 (144A) (b)                                   249,712
                                                                                          -----------
                                                                                          $ 5,413,560
-----------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 2.2%
   96,298                       BBB-/NR   Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)    $   104,362
  500,000                          A/A2   Charles Schwab Corp., 4.95%, 6/1/14                 550,500
2,060,000          5.79       BBB-/Baa2   Goldman Sachs Capital, Floating Rate Note,
                                          12/29/49                                          1,627,400
  550,000                      BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18              560,313
  385,000                      BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21              422,733
  250,000                         A-/A2   Macquarie Bank, Ltd., 6.625%, 4/7/21                258,113
  235,000                         A-/A2   Macquarie Group, Ltd., 7.625%, 8/13/19              264,086
  250,000                         A-/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                252,744
  200,000                          A/A2   Merrill Lynch & Co., 5.45%, 2/5/13                  210,486
  750,000                          A/A2   Morgan Stanley Co., 4.0%, 9/22/20                   750,824
  500,000                          A/A2   Morgan Stanley Co., 5.0%, 8/31/25 (b)               498,324
  250,000                          A/A2   Morgan Stanley Co., 5.5%, 1/26/20                   259,198
  475,000                       NR/Baa3   Scottrade Financial Services, Inc.,
                                          6.125%, 7/11/21                                     484,610
                                                                                          -----------
                                                                                          $ 6,243,693
-----------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.3%
  240,000                      BBB/Baa1   Banque PSA Finance SA, 5.75%, 4/4/21            $   247,648
  600,000                      BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19              669,354
  100,000                       AA+/Aaa   Private Export Funding, Inc. 4.55%, 5/15/15         112,547
                                                                                          -----------
                                                                                          $ 1,029,549
                                                                                          -----------
                                          Total Diversified Financials                    $14,872,072
-----------------------------------------------------------------------------------------------------
                                          INSURANCE -- 2.6%
                                          Insurance Brokers -- 0.1%
  250,000                     BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                          5/15/20 (144A)                                  $   275,770
-----------------------------------------------------------------------------------------------------
                                          Life & Health Insurance -- 1.0%
  150,000                         A-/A2   Aflac, Inc., 8.5%, 5/15/19                      $   189,433
  420,000                      BBB/Baa3   Delphi Financial Group, Inc., 7.875%, 1/31/20       477,698
  280,000                       BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67              266,000
  160,000                       A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19               207,647
  500,000                         A-/A3   MetLife, Inc., 5.375%, 12/15/12                     530,220
  365,000                      BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                       518,300
  335,000                       A-/Baa2   Protective Life Corp., 7.375%, 10/15/19             389,125
  275,000                        A/Baa2   Prudential Financial, Inc., 5.15%, 1/15/13          289,736
                                                                                          -----------
                                                                                          $ 2,868,159
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.7%
   250,000                     BBB/Baa3   Genworth Financial, Inc., 4.95%, 10/1/15 (b)   $  244,886
   350,000                     BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21           328,563
   730,000                      BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                          3/15/37 (144A)                                    710,420
   500,000                    BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                          6/15/14 (144A)                                    546,630
   200,000                         A/A3   Loew Corp., 5.25%, 3/15/16                        222,285
                                                                                         ----------
                                                                                         $2,052,784
---------------------------------------------------------------------------------------------------
                                          Property & Casualty Insurance -- 0.3%
   100,000                    BBB-/Baa3   Hanover Insurance Group, 7.625%, 10/15/25      $  106,923
   400,000                    BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                          7.5%, 3/1/20                                      439,662
   100,000                      BB-/Ba1   The Hanover Insurance Group, Inc.,
                                          8.207%, 2/3/27                                     89,750
   250,000                       BB/Ba2   White Mountains Re Group, Ltd.,
                                          7.506%, 5/29/49                                   239,393
                                                                                         ----------
                                                                                         $  875,728
---------------------------------------------------------------------------------------------------
                                          Reinsurance -- 0.5%
   450,000                    BBB+/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17         $  492,714
   275,000                      A-/Baa1   Reinsurance Group of America, Inc.,
                                          6.45%, 11/15/19                                   311,249
   265,000                    BBB-/Baa3   Reinsurance Group of America, Inc.,
                                          6.75%, 12/15/65                                   257,414
   240,000                     BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40           267,328
                                                                                         ----------
                                                                                         $1,328,705
                                                                                         ----------
                                          Total Insurance                                $7,401,146
---------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 2.1%
                                          Diversified Real Estate Activities -- 0.1 %
   235,000                        A-/A2   WEA Finance LLC, 7.125%, 4/15/18               $  277,724
---------------------------------------------------------------------------------------------------
                                          Diversified Real Estate Investment
                                          Trust -- 0.4%
   440,000                    BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%, 10/15/14      $  497,114
   140,000                     BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15            147,776
    60,000                     BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20            64,573
   285,000                     BBB/Baa3   Goodman Funding Pty, Ltd., 6.375%, 4/15/21        299,080
                                                                                         ----------
                                                                                         $1,008,543
---------------------------------------------------------------------------------------------------
                                          Office Real Estate Investment Trust -- 0.2%
    50,000                     BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19         $   61,410
   500,000                     BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14              538,021
                                                                                         ----------
                                                                                         $  599,431
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     33

-------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Retail Real Estate Investment Trust -- 0.4%
   245,000                     BB+/Baa3   Developers Diversified Realty, 7.5%, 4/1/17        $  282,833
   500,000                        A-/A3   Simon Property Group LP, 5.0%, 3/1/12                 507,347
   435,000                     BBB/Baa2   Tanger Factory Outlet Centers, Inc., 6.15%,
                                          11/15/15                                              491,762
                                                                                             ----------
                                                                                             $1,281,942
-------------------------------------------------------------------------------------------------------
                                          Specialized Real Estate Investment Trust -- 1.0%
   700,000                    BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16               $  792,611
   210,000                    BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%, 1/17/17          238,382
   475,000                    BBB-/Baa2   Hospitality Properties Trust, Inc., 7.875%,
                                          8/15/14                                               538,700
   382,000                    BBB-/Baa3   Senior Housing Properties Trust, Inc., 6.75%,
                                          4/15/20                                               417,326
   500,000                    BBB-/Baa2   Ventas Realty LP / V, 6.5%, 6/1/16                    518,913
   270,000                    BBB-/Baa2   Ventas Realty LP / Ventas Capital Corp., 4.75%,
                                          6/1/21                                                274,153
                                                                                             ----------
                                                                                             $2,780,085
                                                                                             ----------
                                          Total Real Estate                                  $5,947,725
-------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.1%
                                          Data Processing & Outsourced Services -- 0.0%
    44,000                      B-/Caa1   First Data Corp., 8.25%, 1/15/21                   $   43,120
-------------------------------------------------------------------------------------------------------
                                          Internet Software & Services -- 0.1%
   340,000                        NR/A2   GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)      $  359,720
                                                                                             ----------
                                          Total Software & Services                          $  402,840
-------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.0%
                                          Semiconductor Equipment -- 0.0%
   185,000                     BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18               $  212,851
                                                                                             ----------
                                          Total Semiconductors                               $  212,851
-------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 1.4%
                                          Integrated Telecommunication Services -- 0.9%
   360,000                        A-/A2   AT&T, Inc., 2.95%, 5/15/16                         $  372,384
   335,000                      BB/Baa3   Embarq Corp., 7.082%, 6/1/16                          383,246
   350,000                        A-/A3   France Telecom SA, 4.375%, 7/8/14                     380,318
   500,000                     BBB/Baa2   Telecom Italia Capital SA, 7.175%, 6/18/19            529,231
   300,000                     BBB/Baa2   Telecom Italia Capital S.p.A., 5.25%, 11/15/13        305,109
   350,000                      A-/Baa1   Telefonica Emisiones SAU, 5.462%, 2/16/21             350,998
   150,000                        A-/A3   Verizon Communications, Inc., 8.75%, 11/1/18          201,100
                                                                                             ----------
                                                                                             $2,522,386
-------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.5%
   250,000                        NR/A2   Crown Castle Towers LLC, 5.495%, 1/15/17
                                          (144A)                                             $  273,271
   240,000                        NR/A2   Crown Castle Towers LLC, 4.883%, 8/15/20              247,664

The accompanying notes are an integral part of these financial statements.

34     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

-----------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- (continued)
   140,000                        NR/A2   Crown Castle Towers LLC, 6.113%, 1/15/20        $   156,340
   225,000                        NR/A2   GTP Acquisition Partners, Inc., LLC,
                                          4.347%, 6/15/16                                     234,968
   500,000                        A-/A3   Vodafone Group Plc, 5.375%, 1/30/15                 563,160
                                                                                          -----------
                                                                                          $ 1,475,403
                                                                                          -----------
                                          Total Telecommunication Services                $ 3,997,789
-----------------------------------------------------------------------------------------------------
                                          UTILITIES -- 1.1%
                                          Electric Utilities -- 0.6%
   175,000                      BBB+/A3   CenterPoint Energy Houston Electric LLC,
                                          7.0%, 3/1/14                                    $   200,541
   225,000                      A-/Baa1   Commonwealth Edison, Inc., 6.15%, 9/15/17           265,183
   270,000                        A-/A2   Enel Finance International SA, 5.125%,
                                          10/7/19 (144A) (b)                                  269,481
   152,922                      BB/Baa3   FPL Energy America Wind LLC, 6.639%,
                                          6/20/23 (144A)                                      162,626
    68,000                        B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                          6/27/17 (144A)                                       61,540
   200,000                     BB+/Baa2   Israel Electric Corp., Ltd., 7.25%, 1/15/19
                                          (144A)                                              220,855
   125,000                     BBB/Baa2   Neveda Power Co., 6.5%, 8/1/18                      149,001
   115,822                        NR/WR   Orcal Geothermal, 6.21%, 12/30/20 (144A)            113,247
   100,000                     BB+/Baa3   Public Service of New Mexico, 7.95%, 5/15/18        115,212
   250,000                      BBB+/A3   West Penn Power Co., 5.95%, 12/15/17                291,058
                                                                                          -----------
                                                                                          $ 1,848,744
-----------------------------------------------------------------------------------------------------
                                          Gas Utilities -- 0.1%
   250,000                       A+/Aa3   Southern California Gas Co., 5.125%, 11/15/40   $   258,007
-----------------------------------------------------------------------------------------------------
                                          Independent Power Producer & Energy Traders -- 0.2%
   136,189                        NR/B2   Coso Geothermal Power Holdings, 7.0%,
                                          7/15/26 (144A)                                  $   104,592
   223,000                       BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25                 220,770
                                                                                          -----------
                                                                                          $   325,362
-----------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.2%
   615,000                    BBB+/Baa2   NY State Gas and Electric, 6.15%,
                                          12/15/17 (144A)                                 $   690,917
                                                                                          -----------
                                          Total Utilities                                 $ 3,123,030
-----------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $57,638,482)                              $63,958,909
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     35

----------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                   Value
----------------------------------------------------------------------------------------------------
                                          U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 7.5%
  345,849         5.77            AAA/Aaa Fannie Mae, Floating Rate Note, 3/25/39          $ 363,574
  164,391                         AAA/Aaa Fannie Mae, 5.45%, 12/25/20                        177,290
  689,309                         AAA/Aaa Fannie Mae, 5.5%, 3/1/23 - 12/1/35                 749,849
  179,537                         AAA/Aaa Federal Home Loan Mortgage Corp.,
                                          5.0%, 11/1/34                                      192,528
  185,746                         AAA/Aaa Federal Home Loan Mortgage Corp.,
                                          5.5%, 10/1/16 - 11/1/34                            202,350
   81,735                         AAA/Aaa Federal Home Loan Mortgage Corp.,
                                          6.0%, 4/1/33                                        90,965
  168,923                         AAA/Aaa Federal Home Loan Mortgage Corp.,
                                          6.5%, 5/1/32 - 10/1/33                             191,955
   77,145                         AAA/Aaa Federal Home Loan Mortgage Corp.,
                                          7.0%, 10/1/46                                       88,273
  208,376         2.57            AAA/Aaa Federal Home Loan Mortgage Corp., Floating Rate
                                          Note, 11/1/35                                      217,965
1,448,618                         AAA/Aaa Federal National Mortgage Association,
                                          4.5%, 11/1/20 - 6/1/39                           1,569,659
1,050,145                         AAA/Aaa Federal National Mortgage Association,
                                          5.0%, 12/1/17 - 11/1/38                          1,125,209
1,508,728                         AAA/Aaa Federal National Mortgage Association,
                                          5.5%, 8/1/14 - 5/1/37                            1,642,473
  643,133                         AAA/Aaa Federal National Mortgage Association,
                                          6.0%, 1/1/29 - 12/1/37                             710,782
  216,555                         AAA/Aaa Federal National Mortgage Association,
                                          6.5%, 4/1/29 - 10/1/32                             246,685
  256,814                         AAA/Aaa Federal National Mortgage Association,
                                          7.0%, 3/1/12 - 1/1/36                              295,885
   23,219                         AAA/Aaa Federal National Mortgage Association,
                                          8.0%, 4/1/20 - 10/1/30                              27,268
  461,705                         AAA/Aaa Freddie Mac, 5.0%, 8/1/37                          493,633
  576,076                         AAA/Aaa Freddie Mac, 6.0%, 1/1/38 - 10/1/38                634,968
   42,272                         AAA/Aaa Government National Mortgage Association,
                                          4.5%, 4/15/35                                       45,313
2,131,287                         AAA/Aaa Government National Mortgage Association,
                                          5.0%, 2/15/18 - 8/15/19                          2,303,038
   88,666                         AAA/Aaa Government National Mortgage Association,
                                          5.5%, 8/15/33 - 9/15/33                             99,103
  831,721                         AAA/Aaa Government National Mortgage Association,
                                          6.0%, 8/15/13 - 9/15/38                            932,732
  555,666                         AAA/Aaa Government National Mortgage Association,
                                          6.5%, 10/15/28 - 12/15/32                          635,609
   17,805                         AAA/Aaa Government National Mortgage Association,
                                          7.0%, 4/15/28 - 1/15/30                             20,871
    3,736                         AAA/Aaa Government National Mortgage Association,
                                          8.0%, 2/15/30                                        3,945

The accompanying notes are an integral part of these financial statements.

36     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                          U.S. Government and Agency Obligations -- (continued)
  611,205                       AAA/Aaa   Government National Mortgage Association II,
                                          5.5%, 2/20/34 - 4/20/35                          $   681,345
  500,000                       AA+/Aaa   Tennessee Valley Authority, 6.25%, 12/15/17          616,065
1,020,000                       AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28               1,224,000
1,500,000                       AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17               1,507,968
  300,000                       AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20                297,539
  700,000                       AA+/Aaa   U.S. Treasury Notes, 3.0%, 2/28/17                   753,101
1,750,000                       AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19               1,854,043
  300,000                       AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19                321,281
  500,000                       AA+/Aaa   U.S. Treasury Notes, 3.625%, 2/15/20                 543,281
  525,000                       AA+/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                 640,500
                                                                                           -----------
                                                                                           $21,501,045
------------------------------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                          (Cost $20,075,545)                               $21,501,045
------------------------------------------------------------------------------------------------------
                                          FOREIGN GOVERNMENT BOND -- 0.1%
  225,000                        NR/Aaa   France Government Bond OAT, 4.0%, 4/25/14        $   343,320
------------------------------------------------------------------------------------------------------
                                          TOTAL FOREIGN GOVERNMENT BOND
                                          (Cost $344,697)                                  $   343,320
------------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 1.3%
                                          MISCELLANEOUS -- 0.4%
1,000,000                         A-/A1   State of California, 5.45%, 4/1/15               $ 1,111,030
                                                                                           -----------
                                          Total Miscellaneous                              $ 1,111,030
------------------------------------------------------------------------------------------------------
                                          GOVERNMENT -- 0.9%
                                          Municipal Airport -- 0.1%
  250,000                      BBB/Baa2   Indianapolis Airport Authority, 5.1%, 1/15/17    $   274,413
------------------------------------------------------------------------------------------------------
                                          Municipal Development -- 0.1%
  265,000                       BBB-/WR   Indiana State Development Finance,
                                          5.75%, 10/1/11                                   $   265,527
------------------------------------------------------------------------------------------------------
                                          Municipal General -- 0.3%
  270,000                        AA/Aa1   OH INFRA-TXB-2-BABS, 3.0%, 6/15/15               $   282,204
  420,000                         A-/A1   State of California, 6.2%, 3/1/19                    471,563
                                                                                           -----------
                                                                                           $   753,767
------------------------------------------------------------------------------------------------------
                                          Municipal Higher Education -- 0.3%
  400,000                       AAA/Aaa   Massachusetts Health & Educational Facilities
                                          Authority, 5.5%, 11/15/36                        $   436,024
  100,000                       AAA/Aaa   Missouri State Health & Educational Facilities,
                                          5.0%, 11/15/39                                       104,692
  300,000                       AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                          10/1/41                                              314,760
                                                                                           -----------
                                                                                           $   855,476
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     37

---------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                          Municipal Transportation -- 0.1%
  400,000                        BBB/A3   Massachusetts Port Authority, 5.0%, 7/1/16     $  420,160
                                                                                         ----------
                                          Total Government                               $2,569,343
---------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $3,456,833)                              $3,680,373
---------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE LOAN INTERESTS -- 0.7%**
                                          TRANSPORTATION -- 0.1%
                                          Trucking -- 0.1%
  235,838          6.00           NR/B1   Swift Transportation Co., LLC, Term Loan,
                                          11/22/16                                       $  237,282
                                                                                         ----------
                                          Total Transportation                           $  237,282
---------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.2%
                                          Automobile Manufacturers -- 0.2%
  500,000          6.00           NR/NR   Chrysler Group LLC, Tranche B Term Loan,
                                          4/28/17                                        $  487,656
                                                                                         ----------
                                          Total Automobiles & Components                 $  487,656
---------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Casinos & Gaming -- 0.1%
  250,000          0.00        BBB-/Ba1   Scientific Games Corp., Term Loan A, 6/10/13   $  250,417
                                                                                         ----------
                                          Total Consumer Services                        $  250,417
---------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.1%
                                          Diversified Financial Services -- 0.1%
  299,250          5.00           NR/NR   Kasima LLC, Incremental Term Loan , 3/25/17    $  299,250
                                                                                         ----------
                                          Total Diversified Financials                   $  299,250
---------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.1%
                                          Application Software -- 0.1%
  148,055          6.50         BB-/Ba2   Allen Systems Group, Inc., Term B Loan,
                                          11/22/15                                       $  148,889
                                                                                         ----------
                                          Total Software & Services                      $  148,889
---------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                          Communications Equipment -- 0.1%
  498,750          5.00          BB/Ba2   CommScope, Inc., Term B Loan, 1/3/18           $  501,396
                                                                                         ----------
                                          Total Technology Hardware & Equipment          $  501,396
---------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $1,920,628)                              $1,924,890
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 6.3%
                                          SECURITIES LENDING COLLATERAL -- 6.3% (c)
                                          Certificates of Deposit:
   546,845                                Bank of America NA, 0.19%, 9/2/11                 $  546,845
   546,845                                Bank of Montreal Chicago, 0.18%, 10/20/11            546,845
   437,476                                Bank of Nova Scotia, 0.30%, 6/11/12                  437,476
   109,369                                Bank of Nova Scotia, 0.25%, 9/29/11                  109,369
   254,283                                BBVA Group NY, 0.47%, 8/10/11                        254,283
    76,558                                BNP Paribas Bank NY, 0.27%, 8/5/11                    76,558
   546,845                                Canadian Imperial Bank of Commerce NY, 0.20%,
                                          10/3/11                                              546,845
   437,476                                DnB NOR Bank ASA NY, 0.18%, 8/10/11                  437,476
   273,418                                National Australia Bank NY, 0.29%, 10/19/11          273,418
   601,616                                RaboBank Netherland NV NY, 0.29%, 4/2/12             601,616
   328,116                                Royal Bank of Canada, 0.26%, 8/5/11                  328,116
   328,107                                Royal Bank of Canada NY, 0.32%, 12/2/11              328,107
   546,845                                Westpac Banking Corp. NY, 0.32%, 12/6/11             546,845
                                                                                            ----------
                                                                                            $5,033,799
------------------------------------------------------------------------------------------------------
                                          Commercial Paper:
   218,738                                American Honda Finance, 0.34%, 1/11/12            $  218,738
   328,055                                Australia & New Zealand Banking Group, 0.34%,
                                          9/6/11                                               328,055
   200,162                                Australia & New Zealand Banking Group, 0.87%,
                                          8/4/11                                               200,162
   297,750                                CATFIN, 0.87%, 8/4/11                                297,750
   273,417                                CBAPP, 0.20%, 8/3/11                                 273,417
   218,895                                General Electric Capital Corp., 0.37%, 4/10/12       218,895
    60,190                                General Electric Capital Corp., 0.44%, 11/21/11       60,190
   497,606                                HSBC, 0.17%, 8/9/11                                  497,606
   207,771                                JDCCPP, 0.10%, 9/20/11                               207,771
   492,160                                JPMorgan Chase & Co., 0.30%, 7/17/12                 492,160
   273,329                                NABPP, 0.19%, 10/3/11                                273,329
   491,789                                NESCAP, 0.25%, 12/20/11                              491,789
   436,921                                NORDNA, 0.28%, 1/9/12                                436,921
   350,493                                OLDLLC, 0.17%, 10/5/11                               350,493
   164,000                                OLDLLC, 0.17%, 10/7/11                               164,000
   273,422                                Royal Bank of Canada NY, 0.30%, 6/29/12              273,422
   273,262                                SANCPU, 0.73%, 9/1/11                                273,262
   327,980                                Sanofi Aventis, 0.68%, 10/20/11                      327,980
   382,651                                SEB, 0.30%, 9/12/11                                  382,651
   492,146                                SEB, 0.12%, 8/8/11                                   492,146
   218,694                                SOCNAM, 0.22%, 9/1/11                                218,694
   546,845                                Svenska Handelsbanken, 0.29%, 6/29/12                546,845
   293,160                                TBLLC, 0.17%, 10/12/11                               293,160

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     39

---------------------------------------------------------------------------------------------------
             Floating        S&P/Moody's
Principal    Rate (d)        Ratings
Amount ($)   (unaudited)     (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
     218,982                                TBLLC, 0.18%, 10/12/11                     $    218,982
     546,845                                Toyota Motor Credit Corp., 0.33%, 9/8/11        546,845
      63,432                                VARFUN, 0.15%, 8/8/11                            63,432
     153,110                                VARFUN, 0.15%, 8/9/11                           153,110
     273,417                                VARFUN, 0.15%, 8/4/11                           273,417
     218,776                                Wachovia, 0.30%, 10/15/11                       218,776
     164,165                                Wachovia, 0.29%, 3/1/12                         164,165
     109,421                                Wells Fargo & Co., 0.25%, 1/24/12               109,421
                                                                                       ------------
                                                                                       $  9,067,584
---------------------------------------------------------------------------------------------------
                                            Tri-party Repurchase Agreements:
     448,413                                Barclays Capital Plc, 0.19%, 8/1/11        $    448,413
     535,689                                Deutsche Bank AG, 0.18%, 8/1/11                 535,689
   1,289,920                                RBS Securities, Inc., 0.18%, 8/1/11           1,289,920
                                                                                       ------------
                                                                                       $  2,274,022
---------------------------------------------------------------------------------------------------

Shares
---------------------------------------------------------------------------------------------------
                                            Money Market Mutual Funds:
     820,267                                Dreyfus Preferred Money Market Fund        $    820,267
     820,266                                Fidelity Prime Money Market Fund                820,266
                                                                                       ------------
                                                                                       $  1,640,533
                                                                                       ------------
                                            Total Securities Lending Collateral        $ 18,015,938
---------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $18,015,938)                         $ 18,015,938
---------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 106.0%
                                            (Cost $260,576,434) (a)                    $304,270,668
---------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND LIABILITIES -- (6.0)%     $(17,233,232)
---------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                 $287,037,436
===================================================================================================

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.

WR       Rating withdrawn by either S&P or Moody's.

(A.D.R.) American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration.

The accompanying notes are an integral part of these financial statements.

40     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

         At July 31, 2011, the value of these securities amounted to $6,878,752 or 2.4% of total net assets.

(a) At July 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $260,722,786 was as follows:

           Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost                 $47,131,806
           Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value                  (3,583,924)
                                                                                -----------
           Net unrealized gain                                                  $43,547,882
                                                                                ===========

(b)      At July 31, 2011, the following securities were out on loan:

-------------------------------------------------------------------------------------------
         Principal
         Amount ($)   Security                                                  Value
-------------------------------------------------------------------------------------------
         200,000      Enel Finance International SA, 5.125%, 10/7/19 (144A)     $   202,805
         240,000      Genworth Financial, Inc., 4.95%, 10/1/15                      238,984
         450,000      Morgan Stanley Co., 5.0%, 8/31/25                             457,930
          42,273      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)            42,517

-------------------------------------------------------------------------------------------
         Shares
-------------------------------------------------------------------------------------------
          44,900     Check Point Software Technologies, Ltd.*                     2,588,485
           2,500     Chipotle Mexican Grill, Inc.*                                  811,450
          53,850     Microchip Technology, Inc.                                   1,817,438
          45,700     New York Community Bancorp, Inc.                               618,321
         104,700     Nuance Communications, Inc.*                                 2,095,047
          11,000     Oneok, Inc.                                                    800,690
         265,200     Regal Entertainment Group, Inc.                              3,391,908
          41,400     Royal Dutch Shell Plc (A.D.R.)                               3,045,384
          50,700     R.R. Donnelly & Sons Co.                                       953,667
          14,500     Textron, Inc.                                                  335,385
-------------------------------------------------------------------------------------------
                     Total                                                      $17,400,011
===========================================================================================

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
      Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2011 aggregated $83,019,491 and $93,322,819, respectively.


The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     41

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2011, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------
                                         Level 1          Level 2           Level 3        Total
---------------------------------------------------------------------------------------------------
 Asset backed securities                 $         --     $  3,979,043      $--        $  3,979,043
 Collateralized mortgage obligations               --       10,027,076       --          10,027,076
 Corporate bonds                                   --       63,958,909       --          63,958,909
 Municipal bonds                                   --        3,680,373       --           3,680,373
 U.S. government and agency
 obligations                                       --       21,501,045       --          21,501,045
 Common stocks                            180,015,674               --       --         180,015,674
 Preferred stocks                             824,400               --       --             824,400
 Foreign government bond                           --          343,320       --             343,320
 Senior Floating Rate Loan Interests               --        1,924,890       --           1,924,890
 Temporary cash investments                        --       16,375,405       --          16,375,405
 Money market mutual funds                  1,640,533               --       --           1,640,533
---------------------------------------------------------------------------------------------------
 Total                                   $182,480,607     $121,790,061      $--        $304,270,668
===================================================================================================

The accompanying notes are an integral part of these financial statements.

42     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Statement of Assets and Liabilities | 7/31/11

ASSETS:
  Investment in securities (including securities loaned of $17,400,011)
   (cost $260,576,434)                                                      $304,270,668
  Cash                                                                           123,617
  Foreign currencies, at value (cost $13,138)                                     12,940
  Receivables --
   Investment securities sold                                                  1,109,830
   Fund shares sold                                                              372,177
   Dividends and interest                                                      1,364,880
  Other                                                                            9,003
----------------------------------------------------------------------------------------
     Total assets                                                           $307,263,115
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                          $  1,359,843
   Fund shares repurchased                                                       663,642
   Dividends                                                                       9,206
   Upon return of securities loaned                                           18,015,938
  Due to affiliates                                                              104,221
  Due to PIM                                                                       4,996
  Accrued expenses                                                                67,833
----------------------------------------------------------------------------------------
     Total liabilities                                                      $ 20,225,679
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $248,470,052
  Undistributed net investment income                                            661,492
  Accumulated net realized loss on investments and foreign currency
   transactions                                                               (5,788,146)
  Net unrealized gain on investments                                          43,694,234
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                         (196)
----------------------------------------------------------------------------------------
     Total net assets                                                       $287,037,436
========================================================================================

NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $125,455,163/13,156,039 shares)                         $       9.54
  Class B (based on $8,638,945/911,937 shares)                              $       9.47
  Class C (based on $13,492,494/1,418,803 shares)                           $       9.51
  Class Y (based on $139,450,834/14,622,460 shares)                         $       9.54
MAXIMUM OFFERING PRICE:
  Class A ($9.54 [divided by] 95.5%)                                        $       9.99
========================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     43

Statement of Operations

For the Year Ended 7/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $33,875)                    $4,546,064
  Interest                                                                 5,464,290
  Income from securities loaned, net                                          43,276
--------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $10,053,630
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $1,863,949
  Transfer agent fees and expenses
   Class A                                                                   205,240
   Class B                                                                    37,198
   Class C                                                                    19,799
   Class Y                                                                     1,276
  Distribution fees
   Class A                                                                   308,784
   Class B                                                                   103,890
   Class C                                                                   133,432
  Shareholder communications expense                                         242,147
  Administrative reimbursement                                                87,781
  Custodian fees                                                              12,684
  Registration fees                                                           65,601
  Professional fees                                                           49,898
  Printing expense                                                            25,094
  Fees and expenses of nonaffiliated trustees                                  7,616
  Miscellaneous                                                               29,179
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 3,193,568
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                              (115,136)
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 3,078,432
--------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $ 6,975,198
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                           $12,148,490
   Class actions                                                             181,289
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         1,175         $12,330,954
--------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                           $20,151,417
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                          (310)        $20,151,107
--------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                  $32,482,061
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $39,457,259
========================================================================================================

The accompanying notes are an integral part of these financial statements.

44     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Statements of Changes in Net Assets

For the Years Ended 7/31/11 and 7/31/10, respectively

---------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                   7/31/11            7/31/10
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  6,975,198       $  6,880,816
Net realized gain on investments and foreign currency
  transactions                                                       12,330,954          6,566,177
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                              20,151,107         13,266,228
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $ 39,457,259       $ 26,713,221
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.22 and $0.24 per share, respectively)               $ (2,918,146)      $ (3,146,371)
   Class B ($0.13 and $0.17 per share, respectively)                   (143,534)          (285,370)
   Class C ($0.14 and $0.17 per share, respectively)                   (199,614)          (231,217)
   Class Y ($0.24 and $0.28 per share, respectively)                 (3,547,543)        (4,310,527)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (6,808,837)      $ (7,973,485)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 39,795,613       $ 39,147,831
Reinvestment of distributions                                         6,581,839          7,652,814
Cost of shares repurchased                                          (57,997,007)       (64,570,198)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                            $(11,619,555)      $(17,769,553)
---------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $ 21,028,867       $    970,183
NET ASSETS:
Beginning of year                                                   266,008,569        265,038,386
---------------------------------------------------------------------------------------------------
End of year                                                        $287,037,436       $266,008,569
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    661,492       $    386,328
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     45

----------------------------------------------------------------------------------------------
                                     '11 Shares    '11 Amount       '10 Shares     '10 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                           1,833,191     $17,065,493      2,258,948     $19,347,860
Reinvestment of distributions           294,815       2,728,545        342,114       2,901,149
Less shares repurchased              (2,226,745)    (20,770,835)    (3,540,395)    (29,911,883)
----------------------------------------------------------------------------------------------
   Net decrease                         (98,739)    $  (976,797)      (939,333)    $(7,662,874)
==============================================================================================
Class B
Shares sold                              58,834     $   546,684        189,578     $ 1,613,876
Reinvestment of distributions            14,607         133,599         31,293         263,089
Less shares repurchased                (560,019)     (5,144,493)      (743,746)     (6,309,903)
----------------------------------------------------------------------------------------------
   Net decrease                        (486,579)    $(4,464,210)      (522,875)    $(4,432,938)
==============================================================================================
Class C
Shares sold                             366,484     $ 3,415,292        461,161     $ 3,948,031
Reinvestment of distributions            20,602         190,498         25,253         213,355
Less shares repurchased                (450,030)     (4,132,621)      (365,730)     (3,105,560)
----------------------------------------------------------------------------------------------
   Net increase (decrease)              (62,944)    $  (526,831)       120,684     $ 1,055,826
==============================================================================================
Class Y
Shares sold                           1,989,987     $18,768,144      1,678,504     $14,238,064
Reinvestment of distributions           380,910       3,529,197        504,055       4,275,221
Less shares repurchased              (2,968,223)    (27,949,058)    (2,945,131)    (25,242,852)
----------------------------------------------------------------------------------------------
   Net decrease                        (597,326)    $(5,651,717)      (762,572)    $(6,729,567)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

46     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                  7/31/11      7/31/10      7/31/09       7/31/08       7/31/07
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   8.49     $   7.93     $   8.65      $  10.80      $  11.19
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $   0.22     $   0.21     $   0.30      $   0.31      $   0.37
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   1.05         0.59        (0.76)        (0.99)         0.73
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $   1.27     $   0.80     $  (0.46)     $  (0.68)     $   1.10
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                               (0.22)       (0.24)       (0.26)        (0.33)        (0.38)
 Net realized gain                                                      --           --           --         (1.14)        (1.11)
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               $  (0.22)    $  (0.24)    $  (0.26)     $  (1.47)     $  (1.49)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   1.05     $   0.56     $  (0.72)     $  (2.15)     $  (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.54     $   8.49     $   7.93      $   8.65      $  10.80
==================================================================================================================================

Total return*                                                        15.07%       10.07%       (4.95)%       (7.52)%       10.42%
Ratio of net expenses to average net assets+                          1.16%        1.16%        1.16%         1.17%         1.16%
Ratio of net investment income to average net assets+                 2.34%        2.41%        4.05%         3.22%         3.29%
Portfolio turnover rate                                                 29%          37%          86%           50%           64%
Net assets, end of period (in thousands)                          $125,455     $112,568     $112,506      $111,667      $163,391
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                         1.24%        1.31%        1.42%         1.30%         1.25%
 Net investment income                                                2.26%        2.26%        3.80%         3.09%         3.20%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                         1.16%        1.16%        1.16%         1.16%         1.16%
 Net investment income                                                2.34%        2.41%        4.05%         3.23%         3.29%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11    47

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended  Year Ended    Year Ended   Year Ended   Year Ended
                                                                  7/31/11     7/31/10       7/31/09      7/31/08      7/31/07
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $ 8.43      $  7.88       $  8.61      $ 10.74      $ 11.14
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $ 0.14      $  0.13       $  0.24      $  0.23      $  0.28
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     1.03         0.59         (0.76)       (0.99)        0.72
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $ 1.17      $  0.72       $ (0.52)     $ (0.76)     $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                             (0.13)       (0.17)        (0.21)       (0.23)       (0.29)
 Net realized gain                                                    --           --            --        (1.14)       (1.11)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               $(0.13)     $ (0.17)      $ (0.21)     $ (1.37)     $ (1.40)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ 1.04      $  0.55       $ (0.73)     $ (2.13)     $ (0.40)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 9.47      $  8.43       $  7.88      $  8.61      $ 10.74
================================================================================================================================
Total return*                                                      13.92%        9.12%        (5.82)%      (8.33)%       9.47%
Ratio of net expenses to average net assets+                        2.06%        2.06%         2.06%        2.07%        2.07%
Ratio of net investment income to average net assets+               1.47%        1.54%         3.18%        2.31%        2.36%
Portfolio turnover rate                                               29%          37%           86%          50%          64%
Net assets, end of period (in thousands)                          $8,639      $11,790       $15,132      $21,652      $29,871
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       2.18%        2.22%         2.32%        2.13%        2.09%
 Net investment income                                              1.35%        1.37%         2.92%        2.25%        2.34%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       2.06%        2.06%         2.06%        2.06%        2.06%
 Net investment income                                              1.47%        1.54%         3.18%        2.32%        2.37%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48    Pioneer Classic Balanced Fund | Annual Report | 7/31/11

                                                                 Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                 7/31/11       7/31/10      7/31/09       7/31/08      7/31/07
Class C
Net asset value, beginning of period                             $ 8.47        $ 7.91       $  8.63       $ 10.79      $ 11.19
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $ 0.14        $ 0.13       $  0.23       $  0.22      $  0.29
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                1.04          0.60         (0.75)       ( 0.99)       0.72
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $ 1.18        $ 0.73       $ (0.52)      $ (0.77)     $  1.01
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                           (0.14)         (0.17)        (0.20)       (0.25)      (0.30)
 Net realized gain                                                  --            --             --        (1.14)      (1.11)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 1.04        $ 0.56       $ (0.72)      $ (2.16)     $ (0.40)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 9.51        $ 8.47       $  7.91       $  8.63      $ 10.79
=================================================================================================================================
Total return*                                                      13.99%         9.23%       (5.79)%      (8.40)%       9.54%
Ratio of net expenses to average net assets+                        1.98%         2.06%        2.06%         2.07%        2.06%
Ratio of net investment income to average net assets+               1.52%         1.50%        3.15%         2.31%        2.41%
Portfolio turnover rate                                               29%           37%          86%           50%          64%
Net assets, end of period (in thousands)                         $13,492       $12,544      $10,764       $9,071       $11,784
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       1.98%         2.06%        2.21%         2.10%        2.10%
 Net investment income                                              1.52%         1.50%        3.01%         2.28%        2.37%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                       1.98%         2.06%        2.06%         2.06%        2.06%
 Net investment income                                              1.52%         1.50%        3.16%         2.32%        2.41%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11    49

                                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                   7/31/11       7/31/10      7/31/09       7/31/08      7/31/07
Class Y
Net asset value, beginning of period                               $   8.49      $   7.93     $   8.65      $ 10.80      $  11.20
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $   0.25      $   0.24     $   0.30      $  0.36      $   0.40
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                    1.04          0.60        (0.73)       (1.01)         0.74
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $   1.29      $   0.84     $  (0.43)     $ (0.65)     $   1.14
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                (0.24)        (0.28)       (0.29)       (0.36)        (0.43)
 Net realized gain                                                       --            --           --        (1.14)        (1.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.24)     $  (0.28)    $  (0.29)     $ (1.50)     $  (1.54)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   1.05      $   0.56     $  (0.72)     $ (2.15)     $  (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.54      $   8.49     $   7.93      $  8.65      $  10.80
===================================================================================================================================
Total return*                                                         15.30%        10.58%       (4.62)%      (7.25)%       10.82%
Ratio of net expenses to average net assets+                           0.84%         0.78%        0.89%        0.80%         0.80%
Ratio of net investment income to average net assets+                  2.67%         2.79%        4.03%        3.57%         3.61%
Portfolio turnover rate                                                  29%           37%          86%          50%           64%
Net assets, end of period (in thousands)                           $139,451      $129,107     $126,636      $19,655      $ 27,743
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                          0.84%         0.78%        0.89%        0.80%         0.80%
 Net investment income                                                 2.67%         2.79%        4.03%        3.57%         3.61%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                          0.84%         0.78%        0.89%        0.80%         0.80%
 Net investment income                                                 2.67%         2.79%        4.03%        3.57%         3.61%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50    Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Notes to Financial Statements | 7/31/11

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     51

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the


52     Pioneer Classic Balanced Fund | Annual Report | 7/31/11
   security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At July 31, 2011 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     53

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At July 31, 2011, the Fund reclassified $108,803 to increase undistributed net investment income and $108,803 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At July 31, 2011, the Fund had a net capital loss carryforward of $5,880,059, which will expire in 2017 if not utilized. Included in this amount is $635,922 of capital losses which, as a result of the reorganizations with Regions Morgan Keegan Select Balanced Fund on November 30, 2008 may be subject to limitations imposed by the Internal Revenue Code.

   The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 was as follows:

   ------------------------------------------------------------------------
                                                      2011            2010
   ------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                              $6,808,837      $7,973,485
   Long-term capital gain                               --              --
   ------------------------------------------------------------------------
      Total                                     $6,808,837      $7,973,485
   ========================================================================

54     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2011:

   ------------------------------------------------------------------------
                                                                      2011
   ------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                               $   644,717
   Undistributed long-term gain                                    264,245
   Capital loss carryforward                                    (5,880,059)
   Current year dividend payable                                    (9,206)
   Unrealized appreciation                                      43,547,687
   ------------------------------------------------------------------------
      Total                                                    $38,567,384
   ========================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax basis adjustments on partnerships, the tax treatment of premium and amortization and the return of capital on dividends.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $24,779 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2011. During the year ended July 31, 2011, the Fund recognized gains of $181,289 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     55

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2011.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06%, 2.06% and 1.08% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through


56     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

December 1, 2012 for Class A, Class B and Class C shares, and June 1, 2012 for Class Y shares. Expenses waived during the year ended July 31, 2011 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,039 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2011, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                               $ 98,882
 Class B                                                                  7,748
 Class C                                                                 11,050
 Class Y                                                                124,467
--------------------------------------------------------------------------------
    Total:                                                             $242,147
===============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,774 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     57
of Assets and Liabilities is $4,408 in distribution fees payable to PFD at July 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2011, CDSCs in the amount of $15,958 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended July 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At July 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. During the year ended July 31, 2011, the Fund had no outstanding portfolio or settlement hedges.


7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2011, the Fund had no borrowings under this agreement.


58     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           Ernst & Young LLP

Boston, Massachusetts
September 26, 2011


60     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/11     61

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------------
                       Position Held           Length of Service                                               Other Directorships
Name and Age           with the Fund           and Term of Office         Principal Occupation                 Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.     Chairman of the Board,  Trustee since 2005.        Non-Executive Chairman and a         None
(85)*                  Trustee and President   Serves until a successor   director of Pioneer Investment
                                               trustee is elected or      Management USA Inc. ("PIM-USA");
                                               earlier retirement or      Chairman and a director of
                                               removal.                   Pioneer; Chairman and Director of
                                                                          Pioneer Institutional Asset
                                                                          Management, Inc. (since 2006);
                                                                          Director of Pioneer Alternative
                                                                          Investment Management Limited
                                                                          (Dublin); President and a direc-
                                                                          tor of Pioneer Alternative
                                                                          Investment Management (Bermuda)
                                                                          Limited and affiliated funds; Deputy
                                                                          Chairman and a director of
                                                                          Pioneer Global Asset Management
                                                                          S.p.A. ("PGAM") (until April
                                                                          2010); Director of PIOGLOBAL Real
                                                                          Estate Investment Fund (Rus-
                                                                          sia) (until June 2006); Director of
                                                                          Nano-C, Inc. (since 2003);
                                                                          Director of Cole Management Inc.
                                                                          (since 2004); Director of Fidu-
                                                                          ciary Counseling, Inc.; President
                                                                          and Director of Pioneer Funds
                                                                          Distributor, Inc. ("PFD") (until May
                                                                          2006); President of all of the
                                                                          Pioneer Funds; and Of Counsel,
                                                                          Wilmer Cutler Pickering Hale and
                                                                          Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury    Trustee and Executive   Trustee since 2007.        Director, CEO and President of       None
(52)*                                          Serves until a successor   PIM-USA (since February 2007);
                                               trustee is elected or      Director and President of Pioneer
                                               earlier retirement or      and Pioneer Institutional Asset
                                               removal.                   Management, Inc. (since February
                                                                          2007); Executive Vice Presi-
                                                                          dent of all of the Pioneer Funds
                                                                          (since March 2007); Director of
                                                                          PGAM (2007 - 2010); Head of New
                                                                          Europe Division, PGAM
                                                                          (2000 - 2005); and Head of New
                                                                          Markets Division, PGAM
                                                                          (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

62    Pioneer Classic Balanced Fund | Annual Report | 7/31/11

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service                                               Other Directorships
Name and Age         with the Fund     and Term of Office         Principal Occupation                 Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Trustee           Trustee since 2005.        Managing Partner, Federal City       Director of Enterprise Com-
                                       Serves until a successor   Capital Advisors (corporate          munity Investment, Inc.
                                       trustee is elected or      advisory services company) (1997 -   (privately held affordable
                                       earlier retirement or      2004 and 2008 - present); Interim    housing finance company)
                                       removal.                   Chief Executive Officer, Oxford      (1985 - 2010); Director of
                                                                  Analytica, Inc. (privately held      Oxford Analytica, Inc. (2008
                                                                  research and consulting company)     - present); Director of the
                                                                  (2010); Executive Vice President     Swiss Helvetia Fund, Inc.
                                                                  and Chief Financial Officer,         (closed-end fund) (2010 -
                                                                  I-trax, Inc. (publicly traded        present); and Director of
                                                                  health care services company)        New York Mortgage Trust
                                                                  (2004 - 2007); and Executive Vice    (publicly traded mortgage
                                                                  President and Chief Financial        REIT) (2004 - 2009)
                                                                  Officer, Pedestal Inc.
                                                                  (internet-based mortgage trading
                                                                  company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee           Trustee since 2005.        Chairman, Bush International, LLC    Director of Marriott Interna-
                                       Serves until a successor   (international financial advisory    tional, Inc. (2008 -
                                       trustee is elected or      firm) (1991 - present); Senior       present); Director of Dis-
                                       earlier retirement or      Managing Director, Brock Capital     cover Financial Services
                                       removal.                   Group, LLC (strategic business       (credit card issuer and elec-
                                                                  advisors) (2010 - present);          tronic payment services)
                                                                  Managing Director, Federal Housing   (2007 - present); Former
                                                                  Finance Board (oversight of Federal  Director of Briggs & Stratton
                                                                  Home Loan Bank system) (1989 -       Co. (engine manufacturer)
                                                                  1991); Vice President and Head of    (2004 - 2009); Former
                                                                  International Finance, Federal       Director of UAL Corporation
                                                                  National Mortgage Association (1988
                                                                  - 1989); U.S. Alternate Executive
                                                                  Director, International Monetary
                                                                  Fund (1984 - 1988); Executive
                                                                  Assistant to Deputy Secretary of
                                                                  the U.S. Treasury, U.S. Treasury
                                                                  Department (1982 - 1984); and Vice
                                                                  President and Team Leader in
                                                                  Corporate Banking, Bankers Trust
                                                                  Co. (1976 - 1982)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11    63

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held     Length of Service                                               Other Directorships
Name and Age         with the Fund     and Term of Office         Principal Occupation                 Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                               (airline holding company)
                                                                                                       (2006 - 2010); Director of
                                                                                                       ManTech International Cor-
                                                                                                       poration (national security,
                                                                                                       defense, and intelligence
                                                                                                       technology firm) (2006 -
                                                                                                       present); Member, Board of
                                                                                                       Governors, Investment Com-
                                                                                                       pany Institute (2007 -
                                                                                                       present); Member, Board of
                                                                                                       Governors, Independent
                                                                                                       Directors Council (2007 -
                                                                                                       present); Former Director of
                                                                                                       Brady Corporation (2000 -
                                                                                                       2007); Former Director of
                                                                                                       Mortgage Guaranty Insur-
                                                                                                       ance Corporation (1991 -
                                                                                                       2006); Former Director of
                                                                                                       Millennium Chemicals, Inc.
                                                                                                       (commodity chemicals)
                                                                                                       (2002 - 2005); Former
                                                                                                       Director, R.J. Reynolds
                                                                                                       Tobacco Holdings, Inc.
                                                                                                       (tobacco) (1999 - 2005);
                                                                                                       and Former Director of
                                                                                                       Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

64    Pioneer Classic Balanced Fund | Annual Report | 7/31/11

--------------------------------------------------------------------------
                            Position Held     Length of Service
Name and Age                with the Fund     and Term of Office
--------------------------------------------------------------------------
Benjamin M. Friedman (66)   Trustee           Trustee since 2008.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee           Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee           Trustee since 2006.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------
Marguerite A. Piret (63)    Trustee           Trustee since 2005.
                                              Serves until a successor
                                              trustee is elected or
                                              earlier retirement or
                                              removal.
--------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund com-
                                                                                               plex) (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11    65

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds
                             from March 2004 to February 2008
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer
                             of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

66    Pioneer Classic Balanced Fund | Annual Report | 7/31/11

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------
David F. Johnson (31)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance      Since 2010. Serves at
                             Officer               the discretion of the
                                                   Board.
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)        Fund Administration Manager -- Fund Accounting, Administration      None
                             and Controllership Services since November 2008; Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; and
                             Client Service Manager -- Institutional Investor Services at State
                             Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)         Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                             since March 2010; Director of Adviser and Portfolio Compliance
                             at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                             October 2005
----------------------------------------------------------------------------------------------------------------------

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/11    67

                           This page for your notes.








68     Pioneer Classic Balanced Fund | Annual Report | 7/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Government
Income Fund

--------------------------------------------------------------------------------
Annual Report | July 31, 2011
--------------------------------------------------------------------------------





Ticker Symbols:

Class A   AMGEX
Class B   ABGIX
Class C   GOVCX
Class Y   ATGIX





[LOGO] PIONEER
       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       40

Trustees, Officers and Service Providers                                      41


                  Pioneer Government Income Fund | Annual Report | 7/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, and improved consumption. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Government Income Fund | Annual Report | 7/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Government Income Fund | Annual Report | 7/31/11     3

Portfolio Management Discussion | 7/31/11


Over the 12-month period ended July 31, 2011, yields on Treasury securities declined, as the Federal Reserve Board (the Fed) took measures to help stimulate the U.S. economy. In the following interview, Portfolio Managers Richard Schlanger and Charles Melchreit, members of Pioneer's Fixed-Income team, discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund over the 12 months ended July 31, 2011. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q  How did the Fund perform during the 12 months ended July 31, 2011?

A Pioneer Government Income Fund Class A shares returned 2.95% at net asset value over the 12 months ended July 31, 2011, while the Fund's benchmarks, the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 3.26% and 3.85%, respectively. Over the same period, the average return of the 119 mutual funds in Lipper's General U.S. Government Funds category was 2.98%. On July 31, 2011, the 30-day SEC yield for the Fund's Class A shares was 2.78%.

Q What was the investment environment like during the 12 months ended July 31, 2011?

A During the first six months of the period, from August 2010 through January 2011, the yield curve steepened, with short-term interest rates at near-historically low levels and intermediate- and longer-term rates moving higher. The move in interest rates resulted primarily from the Fed's monetary policy of keeping the Federal funds rate, which determines the overnight lending rate to banks, between 0.00% and 0.25%. Concerns about the growing U.S. government debt, worsening debt problems in many states, better news about the U.S. economy and the potential for higher inflation also contributed to the rise in intermediate- and longer-term rates.

   The investment environment for government securities changed during the second six months of the period, from February through July, 2011. Interest rates trended lower and the yield curve flattened, primarily as a result of the Fed's "quantitative easing" policy (QE2), in which the Fed sought to spur economic activity by purchasing Treasury securities. Other factors also spurred buying, or a flight to quality, in the Treasury market, including investor concerns that there would be a "double-dip" recession in the United States; political unrest in the Mideast; the earthquake and tsunami in Japan, which caused disruptions in product supply chains for some industries; and


4     Pioneer Government Income Fund | Annual Report | 7/31/11
   worries about sovereign debt in several European countries. Most of the buying in the Treasury market occurred in the intermediate- and longer-term part of the yield curve, causing bond prices to rise and yields to decline. Because of the decline in yields, Treasury securities did not offer a compelling investment case in our opinion; as a result, we emphasized non-Treasury securities in the Fund, but still within the government sector.

Q What were your principal investment strategies for the Fund in the environment that prevailed over the 12 months ended July 31, 2011, and how did the strategies affect the Fund's performance?

A In the Fund's portfolio, we reduced exposure to Treasury and government-agency debt over the 12-month period, because they provided a negative "real rate of return" (return adjusted for inflation). We favored "surrogate" Treasury securities that offered higher yields than traditional Treasury bonds, yet are still backed by the full faith and credit of the U.S. government. Examples of such securities include: Private Export Funding Bonds; Small Business Administration Bonds; and bonds issued by the U.S. Agency for International Development (AID). We also invested the Fund in AAA-rated and AA-rated longer-term municipal bonds, which were of similar quality as Treasury securities. Municipal securities were trading at higher yields than Treasuries during the 12-month period and offered excellent value. The Fund's municipal bond holdings included positions in bonds issued by Yale University, Penn State University, Rockefeller University, Columbia University, Harvard University and the City of Charlotte, North Carolina. The Fund's exposure to non-Treasury securities generally aided performance over the 12 months ended July 31, 2011. At the end of the 12-month period, 34.7% of the Fund's net assets were invested in Treasury and government-agency debt, and 1.2% of the portfolio's net assets were invested in municipal bonds.

   The Fund remained overweight in higher-yielding mortgage-backed and other agency pass-through securities, which accounted for 64.5% of the portfolio's net assets as of July 31, 2011. The Fund's position in mortgages benefited performance, with Ginnie Mae securities outpacing Fannie Mae and Freddie Mac securities. While higher-coupon mortgages fared well, they lagged lower-coupon mortgages, which were favored by investors worried about prepayment risk (the risk that mortgages will be paid off prematurely) and the potential for legislation that would help the housing market.

   On July 31, 2011, the portfolio's duration was 4.94 years, which was shorter than the duration of the Fund's benchmarks, the Barclays Capital Government Bond Index and Barclays Capital U.S. Mortgage-Backed Securities Index. The shorter duration held back the Fund's performance relative to the benchmark indices. (Duration is a measure of the portfolio's price-sensitivity to changes in interest rates.)

                  Pioneer Government Income Fund | Annual Report | 7/31/11     5

Q  What is your outlook as the Fund's new fiscal year begins?

A U.S. economic growth has slowed to about a 1% annual rate, and Fed Chairman Ben Bernanke has stated that he will use "additional tools" to help spark a recovery. In addition, Mr. Bernanke, in an unprecedented move, announced that the Fed will target a Federal funds rate in the current range of 0.00% to 0.25% for the next two years, unless the performance of the economy improves significantly. The Fed's actions are likely to keep Treasury yields low. Given that backdrop, we intend to steer a steady course for the Fund, rather than respond to every technical move in the market. There will have to be some fundamental changes in the economy before we deviate from the Fund's positioning that emphasizes non-Treasury securities within the government sector.

   We do not believe that the downgrading of U.S. debt from AAA to AA+ by Standard & Poor's (S&P) will have an impact on the Fund's portfolio. S&P ratings do not drive our investment decisions and are only a small piece of the in-depth research we do on each security before it is added to the Fund. Pioneer's in-house research team analyzes the risk associated with every investment we make for the Fund. Among other factors, we base our investment decisions on the fundamental value of each investment, the potential for prepayment, and liquidity.

   We believe that investments in government securities continue to have a place in any investor's diversified portfolio. In these uncertain economic times, we hope that investors would take some comfort in the high-quality composition of Pioneer Government Income Fund's investment portfolio.


Please refer to the Schedule of Investments on pages 16-23 for a full listing of Fund securities.


6     Pioneer Government Income Fund | Annual Report | 7/31/11

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. government-sponsored entities (i.e.--
FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government. The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Government Income Fund | Annual Report | 7/31/11     7

Portfolio Summary | 7/31/11

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)



[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

0-1 years                                                                  13.7%
1-3 years                                                                  22.0%
3-4 years                                                                  16.8%
4-6 years                                                                   7.6%
6-8 years                                                                  20.0%
8+ years                                                                   19.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.  Fannie Mae, 6.3%, 4/25/19                                             5.26%
--------------------------------------------------------------------------------
 2.  Fannie Mae, 4.5%, 6/1/19                                              4.02
--------------------------------------------------------------------------------
 3.  Fannie Mae, 4.92%, 7/25/20                                            3.67
--------------------------------------------------------------------------------
 4.  Private Export Funding Corp., 4.3%, 12/15/21                          3.41
--------------------------------------------------------------------------------
 5.  Private Export Funding Corp., 4.375%, 3/15/19                         3.24
--------------------------------------------------------------------------------
 6.  Tennessee Valley Authority, 5.5%, 6/15/38                             3.04
--------------------------------------------------------------------------------
 7.  Financing Corp., 10.35%, 8/3/18                                       2.91
--------------------------------------------------------------------------------
 8.  U.S. Treasury Inflation Notes, 1.375%, 1/15/20                        2.69
--------------------------------------------------------------------------------
 9.  United States Treasury Notes, 4.25%, 5/15/39                          2.27
--------------------------------------------------------------------------------
10.  Federal National Mortgage Association, 4.53%, 6/1/19                  2.27
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Government Income Fund | Annual Report | 7/31/11

Prices and Distributions | 7/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                       7/31/11                    7/31/10
       A                          $10.07                     $10.15
--------------------------------------------------------------------------------
       B                          $10.08                     $10.15
--------------------------------------------------------------------------------
       C                          $10.08                     $10.15
--------------------------------------------------------------------------------
       Y                          $10.07                     $10.16
--------------------------------------------------------------------------------

Distributions per Share: 8/1/10-7/31/11
--------------------------------------------------------------------------------

                   Net Investment       Short-Term          Long-Term
      Class           Income          Capital Gains       Capital Gains
       A             $0.3720               $--                 $--
--------------------------------------------------------------------------------
       B             $0.2791               $--                 $--
--------------------------------------------------------------------------------
       C             $0.3006               $--                 $--
--------------------------------------------------------------------------------
       Y             $0.4184               $--                 $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Barclays Capital Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.


                  Pioneer Government Income Fund | Annual Report | 7/31/11     9

Performance Update | 7/31/11                                      Class A Shares


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2011)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
Period                                   Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                                 4.58%           4.09%
5 Years                                  5.95            4.99
1 Year                                   2.95           -1.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.13%           1.13%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                    Pioneer Government        Barclay's Capital Government        Barclay's Capital U.S. Mortgage-Backed
                    Income Fund               Bond Index                          Securities Index
7/01                $ 9,550                   $10,000                             $10,000
                     10,210                    10,859                              10,831
7/03                 10,564                    11,341                              11,108
                     10,813                    11,779                              11,676
7/05                 11,106                    12,296                              12,222
                     11,190                    12,448                              12,508
7/07                 11,686                    13,170                              13,209
                     12,443                    14,305                              14,128
7/09                 13,511                    15,260                              15,602
                     14,509                    16,278                              16,775
7/11                 14,937                    16,808                              17,420


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Government Income Fund | Annual Report | 7/31/11

Performance Update | 7/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2011)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                 3.78%           3.78%
5 Years                                  5.14            5.14
1 Year                                   2.10           -1.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         2.02%           2.02%
--------------------------------------------------------------------------------



[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                    Pioneer Government        Barclay's Capital Government        Barclay's Capital U.S. Mortgage-Backed
                    Income Fund               Bond Index                          Securities Index
7/01                $10,000                   $10,000                             $10,000
                     10,618                    10,859                              10,831
7/03                 10,895                    11,341                              11,108
                     11,067                    11,779                              11,676
7/05                 11,295                    12,296                              12,222
                     11,277                    12,448                              12,508
7/07                 11,697                    13,170                              13,209
                     12,360                    14,305                              14,128
7/09                 13,344                    15,260                              15,602
                     14,190                    16,278                              16,775
7/11                 14,489                    16,808                              17,420

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     11

Performance Update | 7/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2011)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                 3.80%           3.80%
5 Years                                  5.19            5.19
1 Year                                   2.32            2.32
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.86%           1.86%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $10,000 Investment

                    Pioneer Government        Barclay's Capital Government        Barclay's Capital U.S. Mortgage-Backed
                    Income Fund               Bond Index                          Securities Index
7/01                $10,000                   $10,000                             $10,000
                     10,618                    10,859                              10,831
7/03                 10,895                    11,341                              11,108
                     11,067                    11,779                              11,676
7/05                 11,295                    12,296                              12,222
                     11,274                    12,448                              12,508
7/07                 11,695                    13,170                              13,209
                     12,363                    14,305                              14,128
7/09                 13,327                    15,260                              15,602
                     14,192                    16,278                              16,775
7/11                 14,522                    16,808                              17,420


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Government Income Fund | Annual Report | 7/31/11

Performance Update | 7/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2011)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                 4.91%           4.91%
5 Years                                  6.41            6.41
1 Year                                   3.32            3.32
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated December 1, 2010)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         0.77%           0.77%
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


Value of $5 Million Investment

                    Pioneer Government        Barclay's Capital Government        Barclay's Capital U.S. Mortgage-Backed
                    Income Fund               Bond Index                          Securities Index
7/01                $5,000,000                $5,000,000                          $5,000,000
                     5,355,781                 5,429,655                           5,415,332
7/03                 5,549,488                 5,670,724                           5,554,196
                     5,689,016                 5,889,472                           5,838,236
7/05                 5,857,078                 6,147,858                           6,110,769
                     5,920,366                 6,224,081                           6,254,150
7/07                 6,210,052                 6,585,176                           6,604,466
                     6,643,437                 7,152,527                           7,063,884
7/09                 7,253,804                 7,629,880                           7,800,887
                     7,815,955                 8,138,769                           8,387,274
7/11                 8,075,476                 8,404,020                           8,709,867


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2011, through July 31, 2011.


Share Class                       A                B                C                Y
Beginning Account Value       $1,000.00        $1,000.00        $1,000.00        $1,000.00
on 2/1/11
------------------------------------------------------------------------------------------
Ending Account Value          $1,034.57        $1,029.75        $1,030.93        $1,036.93
(after expenses)
on 7/31/11
------------------------------------------------------------------------------------------
Expenses Paid                 $    5.90        $   10.47        $    9.42        $    3.48
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 2.08%, 1.87%, and 0.69% for class A, class B, class C and class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


14     Pioneer Government Income Fund | Annual Report | 7/31/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2011, through July 31, 2011.


Share Class                       A                B                C                Y
Beginning Account Value       $1,000.00        $1,000.00        $1,000.00        $1,000.00
on 2/1/11
------------------------------------------------------------------------------------------
Ending Account Value          $1,018.99        $1,014.48        $1,015.52        $1,021.37
(after expenses)
on 7/31/11
------------------------------------------------------------------------------------------
Expenses Paid                 $    5.86        $   10.39        $    9.35        $    3.46
During Period*
------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, 2.08%, 1.87%, and 0.69% for class A, class B, class C and class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


                 Pioneer Government Income Fund | Annual Report | 7/31/11     15

Schedule of Investments | 7/31/11


---------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 9.1%
                            BANKS -- 2.1%
                            Thrifts & Mortgage Finance -- 2.1%
  712,689                   NCUA Guaranteed Notes, 1.84%, 10/7/20                      $    720,706
1,956,989                   Vendee Mortgage Trust, 4.25%, 2/15/35                         2,072,741
  759,994                   Vendee Mortgage Trust, 5.25%, 12/31/49                          840,986
                                                                                       ------------
                                                                                       $  3,634,433
                                                                                       ------------
                            Total Banks                                                $  3,634,433
---------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 5.9%
                            Asset Management & Custody Banks -- 0.0%
   29,737                   FRHH R001 AE, 4.375%, 4/15/15                              $     29,994
---------------------------------------------------------------------------------------------------
                            Diversified Financial Services -- 4.8%
1,423,282                   Small Business Administration Participation Certificates,
                            4.84%, 5/1/25                                              $  1,536,220
1,145,763                   Small Business Administration Participation Certificates,
                            5.37%, 4/1/28                                                 1,266,249
1,502,290                   Small Business Administration Participation Certificates,
                            6.02%, 8/1/28                                                 1,705,113
  450,004                   Small Business Administration Participation Certificates,
                            4.2%, 9/1/29                                                    486,859
1,210,110                   Small Business Administration Participation Certificates,
                            4.625%, 2/1/25                                                1,299,095
  762,229                   Small Business Administration Participation Certificates,
                            5.63%, 10/1/28                                                  844,939
  238,758                   Small Business Administration Participation Certificates,
                            5.72%, 1/1/29                                                   268,464
  785,186                   Small Business Administration Participation Certificates,
                            6.22%, 12/1/28                                                  882,133
                                                                                       ------------
                                                                                       $  8,289,072
---------------------------------------------------------------------------------------------------
                            Specialized Finance -- 1.1%
2,000,000          0.63     SLMA 2004-10 A6B, Floating Rate Note, 4/27/26              $  1,999,400
                                                                                       ------------
                            Total Diversified Financials                               $ 10,318,466
---------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 1.1%
  688,606                   FHR 2931 QB, 4.5% 3/15/18                                  $    699,720
1,000,000                   FHR 3211 PB, 5.5%, 2/15/33                                    1,064,407
  147,752                   Freddie Mac, 5.0%, 8/15/35                                      154,817
                                                                                       ------------
                                                                                       $  1,918,944
                                                                                       ------------
                            Total Government                                           $  1,918,944
---------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $15,004,364)                                         $ 15,871,843
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


16     Pioneer Government Income Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE OBLIGATION -- 1.1%
                            DIVERSIFIED FINANCIALS -- 1.1%
                            Diversified Financial Services -- 1.1%
  1,936,611  4.13           La Hipotecaria SA, Floating Rate Note, 9/8/39              $  1,942,663
---------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                            (Cost $1,999,760)                                          $  1,942,663
---------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 11.2%
                            BANKS -- 0.6%
                            Thrifts & Mortgage Finance -- 0.6%
  1,000,000                 Western Corporate Federal Credit Union, 1.75%, 11/2/12     $  1,016,852
                                                                                       ------------
                            Total Banks                                                $  1,016,852
---------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 10.6%
                            Specialized Finance -- 10.6%
    600,000                 Private Export Funding Corp., 2.25%, 12/15/17              $    599,998
  1,000,000                 Private Export Funding Corp., 3.05%, 10/15/14                 1,066,513
  5,420,000                 Private Export Funding Corp., 4.3%, 12/15/21                  5,863,074
  5,000,000                 Private Export Funding Corp., 4.375%, 3/15/19                 5,578,625
  1,500,000                 Private Export Funding Corp., 4.95%, 11/15/15                 1,715,667
  1,000,000                 Private Export Funding Corp., 5.0%, 12/15/16                  1,160,028
  2,155,000                 Private Export Funding Corp., 5.45%, 9/15/17                  2,531,772
                                                                                       ------------
                                                                                       $ 18,515,677
                                                                                       ------------
                            Total Diversified Financials                               $ 18,515,677
---------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $18,381,005)                                         $ 19,532,529
---------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 64.3%
  1,731,108  4.05           Fannie Mae Grantor Trust, Floating Rate Note, 7/25/43      $  1,821,206
  6,392,915                 Fannie Mae, 4.5%, 6/1/19                                      6,925,893
  6,006,675                 Fannie Mae, 4.92%, 7/25/20                                    6,318,542
    168,452                 Fannie Mae, 5.69%, 1/25/32                                      176,999
  8,183,390                 Fannie Mae, 6.3%, 4/25/19                                     9,051,529
    194,974                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                 199,030
  2,031,241                 Federal Home Loan Mortgage Corp., 4.64%, 11/1/14              2,192,886
     90,537                 Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                   98,893
  2,014,880                 Federal Home Loan Mortgage Corp., 6.0%,
                            5/1/16 - 7/1/38                                               2,226,289
     31,994                 Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                   36,513
    111,064                 Federal Home Loan Mortgage Corp.,
                            7.0%, 3/1/14 - 10/1/46                                          125,154
    419,571                 Federal National Mortgage Association, 4.0%, 9/1/20             444,689
    138,391                 Federal National Mortgage Association, 4.5%, 11/1/20            148,359
  3,596,140                 Federal National Mortgage Association, 4.53%, 6/1/19          3,902,683
  1,145,337                 Federal National Mortgage Association, 4.987%, 6/1/15         1,242,647


The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     17

---------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
 2,547,670                  Federal National Mortgage Association,
                            5.0%, 8/1/18 - 10/1/34                                     $  2,736,900
   570,064                  Federal National Mortgage Association, 5.5%, 2/1/25             624,372
   219,936                  Federal National Mortgage Association,
                            5.72%, 11/1/28 - 6/1/29                                         243,411
    69,827                  Federal National Mortgage Association, 5.75%, 3/1/33             77,240
   424,741                  Federal National Mortgage Association,
                            5.9%, 11/1/27 - 4/1/28                                          472,423
 2,130,070                  Federal National Mortgage Association,
                            6.0%, 11/1/34 - 1/1/38                                        2,356,753
   831,417                  Federal National Mortgage Association,
                            6.5%, 7/1/32 - 10/1/47                                          921,329
   268,365                  Federal National Mortgage Association, 7.0%, 10/1/19            308,273
    70,776                  Federal National Mortgage Association,
                            7.5%, 4/1/15 - 6/1/15                                            78,031
    48,564                  Federal National Mortgage Association, 8.0%, 7/1/15              53,258
16,000,000                  Government National Mortgage Association,
                            1.524, 2/16/52                                                1,007,093
11,962,716                  Government National Mortgage Association,
                            1.77729%, 6/16/52                                               996,978
14,736,909                  Government National Mortgage Association,
                            1.86376%, 4/16/51                                             1,083,936
 9,981,536                  Government National Mortgage Association,
                            2.07962%, 11/16/52                                              948,317
 2,424,703                  Government National Mortgage Association,
                            2.351%, 6/16/50                                               2,458,697
 2,000,000                  Government National Mortgage Association,
                            3.025%, 2/16/30                                               2,075,816
 1,000,000                  Government National Mortgage Association,
                            4.07%, 11/16/40                                               1,080,085
   170,000                  Government National Mortgage Association,
                            4.175%, 1/16/38                                                 184,271
 1,350,837                  Government National Mortgage Association,
                            4.5%, 4/15/18 - 7/20/34                                       1,438,043
 2,000,000                  Government National Mortgage Association,
                            4.824%, 12/16/50                                              2,123,085
 1,223,019                  Government National Mortgage Association,
                            5.0%, 2/15/19 - 7/20/39                                       1,274,153
   250,000                  Government National Mortgage Association,
                            5.027%, 4/16/38                                                 278,157
 3,078,180                  Government National Mortgage Association,
                            5.121%, 12/16/46                                              3,367,386
 3,000,000                  Government National Mortgage Association,
                            5.14%, 12/16/36                                               3,287,866


The accompanying notes are an integral part of these financial statements.


18     Pioneer Government Income Fund | Annual Report | 7/31/11

---------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
 2,592,076                  Government National Mortgage Association,
                            5.5%, 6/15/18 - 10/20/37                                   $  2,874,491
   307,118                  Government National Mortgage Association,
                            5.72%, 10/15/28 - 5/20/29                                       343,903
   628,204                  Government National Mortgage Association,
                            5.75%, 4/20/33 - 6/20/33                                        700,391
10,821,018                  Government National Mortgage Association,
                            6.0%, 3/15/19 - 8/15/38                                      12,163,386
   109,037                  Government National Mortgage Association,
                            6.25%, 11/15/13                                                 112,928
   100,894                  Government National Mortgage Association,
                            6.45%, 1/20/33                                                  113,131
 3,213,038                  Government National Mortgage Association,
                            6.5%, 1/15/15 - 4/15/33                                       3,674,379
   258,793                  Government National Mortgage Association,
                            6.75%, 4/15/26                                                  298,591
 1,747,777                  Government National Mortgage Association,
                            7.0%, 10/15/16 - 4/15/32                                      2,037,409
   628,536                  Government National Mortgage Association,
                            7.5%, 3/15/23 - 3/15/31                                         736,841
    34,652                  Government National Mortgage Association, 8.0%, 1/20/28          38,737
   110,597                  Government National Mortgage Association,
                            8.25%, 5/15/20                                                  127,434
     3,147                  Government National Mortgage Association,
                            8.5%, 8/15/21 - 2/15/23                                           3,309
    29,783                  Government National Mortgage Association,
                            9.0%, 10/15/16 - 6/15/22                                         34,093
14,577,754   0.70           Government National Mortgage Association, Floating Rate
                            Note, 11/16/51                                                  672,771
15,000,000   1.53           Government National Mortgage Association, Floating Rate
                            Note, 12/16/51                                                  978,803
   350,000   5.78           Government National Mortgage Association, Floating Rate
                            Note, 3/16/32                                                   355,710
   350,000   4.30           Government National Mortgage Association, Floating Rate
                            Note, 6/16/32                                                   382,655
   581,715                  Government National Mortgage Association II,
                            5.0%, 12/20/18 - 2/20/19                                        629,243
   367,163                  Government National Mortgage Association II,
                            5.9%, 11/20/27 - 7/20/28                                        405,471
 1,008,308                  Government National Mortgage Association II,
                            6.0%, 7/20/17 - 6/20/34                                       1,117,657
   114,245                  Government National Mortgage Association II,
                            6.45%, 7/20/32 - 11/20/32                                       128,101
   506,785                  Government National Mortgage Association II,
                            6.5%, 1/20/24 - 3/20/34                                         577,576


The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     19

------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                                   Value
------------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
  269,774                   Government National Mortgage Association II,
                            7.0%, 5/20/26 - 11/20/31                                      $    314,697
  100,728                   Government National Mortgage Association II,
                            7.5%, 5/20/30 - 12/20/30                                           118,155
  130,690                   Government National Mortgage Association II,
                            8.0%, 5/20/25 - 5/20/30                                            155,165
   24,175                   Government National Mortgage Association II,
                            9.0%, 9/20/21 - 11/20/24                                            28,654
1,458,401                   New Valley Generation I, 7.299%, 3/15/19                         1,757,373
  534,853                   New Valley Generation V, 4.929%, 1/15/21                           589,863
  488,905                   U.S. Treasury Inflation Index Bonds, 3.625%, 4/15/28               683,435
4,179,120                   U.S. Treasury Inflation Notes, 1.375%, 1/15/20                   4,630,335
1,078,440                   U.S. Treasury Inflation Notes, 1.625%, 1/15/18                   1,217,121
1,052,310                   U.S. Treasury Inflation Protected Security, 2.125%, 1/15/19      1,229,969
3,825,000                   U.S. Treasury Notes, 4.25%, 5/15/39                              3,912,856
1,900,000                   U.S. Treasury Notes, 4.5%, 5/15/38 (b)                           2,031,516
2,000,000                   U.S. Treasury Notes, 5.5%, 8/15/28                               2,467,500
                                                                                          ------------
                                                                                          $112,030,834
------------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                            (Cost $105,200,561)                                           $112,030,834
------------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 4.0%
2,015,000                   Aid Egypt, 4.45%, 9/15/15                                        2,264,296
2,000,000                   Israel Government AID Bond, 5.5%, 9/18/23                        2,380,814
2,000,000                   Israel Government AID Bond, 5.5%, 4/26/24                        2,393,602
                                                                                          ------------
                                                                                          $  7,038,712
------------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $6,708,410)                                             $  7,038,712
------------------------------------------------------------------------------------------------------
                            SOVEREIGN ISSUES -- 7.8%
1,000,000                   Financing Corp., 0.0%, 5/11/18                                     846,312
3,345,000                   Financing Corp., 10.35%, 8/3/18                                  5,011,101
  619,433                   Small Business Administration, 6.14%, 1/1/22                       687,725
4,600,000                   Tennessee Valley Authority, 5.5%, 6/15/38                        5,223,691
1,500,000                   Tennessee Valley Authority, 6.25%, 12/15/17                      1,848,194
                                                                                          ------------
                                                                                          $ 13,617,023
------------------------------------------------------------------------------------------------------
                            TOTAL SOVEREIGN ISSUES
                            (Cost $12,395,241)                                            $ 13,617,023
------------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 1.2%
                            GOVERNMENT -- 1.2%
                            Municipal Higher Education -- 1.1%
1,000,000                   Massachusetts Health & Educational Facilities Authority,
                            5.5%, 11/15/36                                                $  1,090,060
  200,000                   New York State Dormitory Authority, 5.0%, 10/1/41                  209,840


The accompanying notes are an integral part of these financial statements.


20     Pioneer Government Income Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                                  Value
------------------------------------------------------------------------------------------------------
                            Municipal Higher Education -- (continued)
   350,000                  New York State Dormitory Authority, 5.0%, 7/1/40              $    362,012
   210,000                  Pennsylvania State University, 5.0%, 3/1/40                        217,403
                                                                                          ------------
                                                                                          $  1,879,315
------------------------------------------------------------------------------------------------------
                            Municipal Water -- 0.1%
   180,000                  City of Charlotte North Carolina, 5.0%, 7/1/38                $    188,433
------------------------------------------------------------------------------------------------------
                            Total Government                                              $  2,067,748
------------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $1,976,069)                                             $  2,067,748
------------------------------------------------------------------------------------------------------
                            TEMPORARY CASH INVESTMENTS -- 0.6%
                            SECURITIES LENDING COLLATERAL -- 0.6% (c)
                            Certificates of Deposit:
    32,744                  Bank of America NA, 0.19%, 9/2/11                                   32,744
    32,744                  Bank of Montreal Chicago, 0.18%, 10/20/11                           32,744
    26,195                  Bank of Nova Scotia, 0.30%, 6/11/12                                 26,195
     6,549                  Bank of Nova Scotia, 0.25%, 9/29/11                                  6,549
    15,226                  BBVA Group NY, 0.47%, 8/10/11                                       15,226
     4,584                  BNP Paribas Bank NY, 0.27%, 8/5/11                                   4,584
    32,744                  Canadian Imperial Bank of Commerce NY, 0.20%, 10/3/11               32,744
    26,195                  DnB NOR Bank ASA NY, 0.18%, 8/10/11                                 26,195
    16,372                  National Australia Bank NY, 0.29%, 10/19/11                         16,372
    36,023                  RaboBank Netherland NV NY, 0.29%, 4/2/12                            36,023
    19,647                  Royal Bank of Canada, 0.26%, 8/5/11                                 19,647
    19,646                  Royal Bank of Canada NY, 0.32%, 12/2/11                             19,646
    32,744                  Westpac Banking Corp. NY, 0.32%, 12/6/11                            32,744
                                                                                          ------------
                                                                                          $    301,413
------------------------------------------------------------------------------------------------------
                            Commercial Paper:
    13,097                  American Honda Finance, 0.34%, 1/11/12                        $     13,097
    19,643                  Australia & New Zealand Banking Group, 0.34%, 9/6/11            19,643
    11,985                  Australia & New Zealand Banking Group, 0.87%, 8/4/11            11,985
    17,829                  CATFIN, 0.87%, 8/4/11                                               17,829
    16,372                  CBAPP, 0.20%, 8/3/11                                                16,372
    13,107                  General Electric Capital Corp., 0.37%, 4/10/12                      13,107
     3,604                  General Electric Capital Corp., 0.44%, 11/21/11                      3,604
    29,795                  HSBC, 0.17%, 8/9/11                                                 29,795
    12,441                  JDCCPP, 0.10%, 9/20/11                                              12,441
    29,469                  JPMorgan Chase & Co., 0.30%, 7/17/12                            29,469
    16,366                  NABPP, 0.19%, 10/3/11                                               16,366
    29,447                  NESCAP, 0.25%, 12/20/11                                             29,447
    26,162                  NORDNA, 0.28%, 1/9/12                                               26,162
    20,987                  OLDLLC, 0.17%, 10/5/11                                              20,987
     9,820                  OLDLLC, 0.17%, 10/7/11                                               9,820
    16,372                  Royal Bank of Canada NY, 0.30%, 6/29/12                             16,372


The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     21

---------------------------------------------------------------------------------------------------
             Floating
Principal    Rate (d)
Amount ($)   (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------
                            Commercial Paper -- (continued)
    16,362                  SANCPU, 0.73%, 9/1/11                                      $     16,362
    19,639                  Sanofi Aventis, 0.68%, 10/20/11                                  19,639
    22,912                  SEB, 0.30%, 9/12/11                                              22,912
    29,468                  SEB, 0.12%, 8/8/11                                               29,468
    13,095                  SOCNAM, 0.22%, 9/1/11                                            13,095
    32,744                  Svenska Handelsbanken, 0.29%, 6/29/12                            32,744
    17,554                  TBLLC, 0.17%, 10/12/11                                           17,554
    13,112                  TBLLC, 0.18%, 10/12/11                                           13,112
    32,744                  Toyota Motor Credit Corp., 0.33%, 9/8/11                         32,744
     3,798                  VARFUN, 0.15%, 8/8/11                                             3,798
     9,168                  VARFUN, 0.15%, 8/9/11                                             9,168
    16,372                  VARFUN, 0.15%, 8/4/11                                            16,372
    13,100                  Wachovia, 0.30%, 10/15/11                                        13,100
     9,830                  Wachovia, 0.29%, 3/1/12                                           9,830
     6,552                  Wells Fargo & Co., 0.25%, 1/24/12                             6,552
                                                                                       ------------
                                                                                       $    542,946
---------------------------------------------------------------------------------------------------
                            Tri-party Repurchase Agreements:
    26,850                  Barclays Capital Plc, 0.19%, 8/1/11                        $     26,850
    32,075                  Deutsche Bank AG, 0.18%, 8/1/11                                  32,075
    77,236                  RBS Securities, Inc., 0.18%, 8/1/11                              77,236
                                                                                       ------------
                                                                                       $    136,161
---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                            Money Market Mutual Funds:
    49,115                  Dreyfus Preferred Money Market Fund                        $     49,115
    49,115                  Fidelity Prime Money Market Fund                                 49,115
                                                                                       ------------
                                                                                       $     98,230
                                                                                       ------------
                            Total Securities Lending Collateral                        $  1,078,750
---------------------------------------------------------------------------------------------------
                            TOTAL TEMPORARY CASH INVESTMENTS
                            (Cost $1,078,750)                                          $  1,078,750
---------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 99.3%
                            (Cost $162,744,160) (a)                                    $173,180,102
---------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 0.7%                       $  1,138,354
---------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                                 $174,318,456
===================================================================================================

(a) At July 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $163,545,627 was as follows:

            Aggregate gross unrealized gain for all investments in which there is an
              excess of value over tax cost                                             $10,198,481
            Aggregate gross unrealized loss for all investments in which there is an
              excess of tax cost over value                                                (564,006)
                                                                                        -----------
            Net unrealized gain                                                         $ 9,634,475
                                                                                        ===========


The accompanying notes are an integral part of these financial statements.


22     Pioneer Government Income Fund | Annual Report | 7/31/11

(b)   At July 31, 2011, the following security was out on loan:


------------------------------------------------------------------------------------------------------
Principal
Amount ($)      Description                                                                 Value
------------------------------------------------------------------------------------------------------
1,000,000       U.S. Treasury Notes, 4.5%, 5/15/38                                          $1,080,910
------------------------------------------------------------------------------------------------------
                Total                                                                       $1,080,910
======================================================================================================

(c) Securities lending collateral is managed by Credit Suisse AG, New York
Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2011, aggregated $36,147,168 and $69,375,767, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2011, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                          Level 1         Level 2           Level 3       Total
------------------------------------------------------------------------------------------------------
 Asset Backed Securities                  $     --       $  15,871,843      $ --          $ 15,871,843
 Collateralized Mortgage Obligations            --           1,942,663        --             1,942,663
 Corporate Bonds                                --          19,532,529        --            19,532,529
 U.S. Government Agency Obligations             --         112,030,834        --           112,030,834
 Sovereign Issues                               --          13,617,023        --            13,617,023
 Municipal bonds                                --           2,067,748        --             2,067,748
 Foreign government bonds                       --           7,038,712        --             7,038,712
 Temporary Cash Investments                     --             980,520        --               980,520
 Money Market Mutual Funds                  98,230                  --        --                98,230
------------------------------------------------------------------------------------------------------
 Total                                    $ 98,230       $ 173,081,872      $ --          $173,180,102
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/11     23

Statement of Assets and Liabilities | 7/31/11


ASSETS:
  Investment in securities at value (including securities loaned of $1,080,910)
   (cost $162,744,160)                                                                    $173,180,102
  Cash                                                                                       1,422,134
  Futures Collateral                                                                           138,530
  Receivables --
   Fund shares sold                                                                             63,661
   Interest                                                                                  1,274,724
  Other                                                                                          8,006
-------------------------------------------------------------------------------------------------------
     Total assets                                                                         $176,087,157
-------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                                $    336,325
   Dividends                                                                                    71,701
   Upon return of securities loaned                                                          1,078,750
   Variation margin                                                                             91,852
  Due to affiliates                                                                            101,698
  Accrued expenses                                                                              88,375
-------------------------------------------------------------------------------------------------------
     Total liabilities                                                                    $  1,768,701
-------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                         $176,845,151
  Distributions in excess of net investment income                                            (554,641)
  Accumulated net realized loss on investments and futures contracts                       (12,147,484)
  Net unrealized gain on investments                                                        10,435,942
  Net unrealized loss on futures contracts                                                    (260,512)
-------------------------------------------------------------------------------------------------------
     Total net assets                                                                     $174,318,456
=======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $131,757,959/13,081,386 shares)                                       $      10.07
  Class B (based on $9,952,270/987,355 shares)                                            $      10.08
  Class C (based on $26,112,705/2,590,915 shares)                                         $      10.08
  Class Y (based on $6,495,522/644,717 shares)                                            $      10.07
MAXIMUM OFFERING PRICE:
  Class A ($10.07 [divided by] 95.5%)                                                     $      10.54
=======================================================================================================



The accompanying notes are an integral part of these financial statements.

24     Pioneer Government Income Fund | Annual Report | 7/31/11

Statement of Operations

For the Year Ended 7/31/11



INVESTMENT INCOME:
  Interest                                                            $ 8,559,538
  Income from securities loaned, net                                        2,502
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 8,562,040
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $   956,742
  Transfer agent fees
   Class A                                                                219,130
   Class B                                                                 42,739
   Class C                                                                 34,686
   Class Y                                                                  2,409
  Distribution fees
   Class A                                                                345,947
   Class B                                                                133,686
   Class C                                                                307,069
  Shareholder fees and communications expense                             177,555
  Administrative reimbursements                                            58,875
  Custodian fees                                                            9,801
  Registration fees                                                        96,262
  Professional fees                                                        58,836
  Printing expense                                                         23,993
  Fees and expenses of nonaffiliated trustees                               7,033
  Miscellaneous                                                            60,149
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 2,534,912
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 6,027,128
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
   Investments                                                        $   917,701
   Futures contracts                                                     (409,303)         $   508,398
-------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                        $(1,365,176)
   Futures contracts                                                     (224,934)         $(1,590,110)
-------------------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                                            $(1,081,712)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 4,945,416
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/11     25

Statement of Changes in Net Assets

For the Years Ended 7/31/11 and 7/31/10, respectively



                                                                    Year Ended             Year Ended
                                                                      7/31/11                7/31/10
FROM OPERATIONS:
Net investment income                                              $  6,027,128           $  6,638,681
Net realized gain on investments and futures contracts                  508,398              3,673,626
Change in net unrealized gain (loss) on investments and
  futures contracts                                                  (1,590,110)             4,106,217
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  4,945,416           $ 14,418,524
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.37 and $0.37 per share, respectively)               $ (5,113,079)          $ (5,522,429)
   Class B ($0.28 and $0.29 per share, respectively)                   (363,921)              (646,403)
   Class C ($0.30 and $0.30 per share, respectively)                   (904,370)            (1,217,438)
   Class Y ($0.42 and $0.41 per share, respectively)                   (365,782)              (501,803)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (6,747,152)          $ (7,888,073)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 36,890,179           $171,252,791
Reinvestment of distributions                                         5,492,980              6,166,244
Cost of shares repurchased                                          (75,286,211)          (192,271,571)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                            $(32,903,052)          $(14,852,536)
-------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                      $(34,704,788)          $ (8,322,085)
NET ASSETS:
Beginning of year                                                   209,023,244            217,345,329
-------------------------------------------------------------------------------------------------------
End of year                                                        $174,318,456           $209,023,244
-------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $   (554,641)          $   (545,314)
=======================================================================================================


The accompanying notes are an integral part of these financial statements.

26     Pioneer Government Income Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------
                                          '11 Shares      '11 Amount      '10 Shares       '10 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                                2,656,528     $ 26,743,654      11,782,777     $116,865,309
Reinvestment of distributions                450,570        4,526,826         488,813        4,846,787
Less shares repurchased                   (4,297,600)     (43,104,705)    (12,278,691)    (121,649,163)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (1,190,502)    $(11,834,225)         (7,101)    $     62,933
======================================================================================================
Class B
Shares sold                                   52,172     $    526,768         246,798     $  2,440,965
Reinvestment of distributions                 32,870          330,843          50,608          501,834
Less shares repurchased                     (793,549)      (7,968,974)     (1,323,907)     (13,084,729)
------------------------------------------------------------------------------------------------------
   Net decrease                             (708,507)    $ (7,111,363)     (1,026,501)    $(10,141,930)
======================================================================================================
Class C
Shares sold                                  543,291     $  5,464,012       4,718,027     $ 46,658,445
Reinvestment of distributions                 53,817          541,450          74,928          742,199
Less shares repurchased                   (1,583,573)     (15,849,558)     (5,096,090)     (50,185,491)
------------------------------------------------------------------------------------------------------
   Net decrease                             (986,465)    $ (9,844,096)       (303,135)    $ (2,784,847)
======================================================================================================
Class Y
Shares sold                                  412,304     $  4,155,745         531,613     $  5,288,072
Reinvestment of distributions                  9,330           93,861           7,584           75,424
Less shares repurchased                     (830,368)      (8,362,974)       (742,371)       7,352,188
------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  (408,734)    $ (4,113,368)       (203,174)    $ 12,715,684
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Annual Report | 7/31/11     27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                        7/31/11      7/31/10      7/31/09      7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                    $  10.15     $   9.81    $  9.41      $   9.24     $   9.23
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.32     $   0.31    $  0.36      $   0.38     $   0.37
 Net realized and unrealized gain (loss) on investments                    (0.03)        0.40       0.43          0.21         0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                               $   0.29     $   0.71    $  0.79      $   0.59     $   0.41
Distributions to shareowners:
 Net investment income                                                     (0.37)       (0.37)      (0.39)       (0.42)       (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (0.08)    $   0.34    $  0.40      $   0.17     $   0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  10.07     $  10.15    $  9.81      $   9.41     $   9.24
====================================================================================================================================
Total return*                                                               2.95%        7.38%       8.58%        6.48%        4.44%
Ratio of net expenses to average net assets+                                1.17%        1.13%       1.15%        1.13%        1.18%
Ratio of net investment income to average net assets+                       3.29%        3.13%       3.73%        4.07%        3.89%
Portfolio turnover rate                                                       19%          84%         48%          36%          54%
Net assets, end of period (in thousands)                                $131,758     $144,794    $140,136     $112,955     $108,625
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.17%        1.13%       1.15%        1.13%        1.18%
 Net investment income                                                      3.29%        3.13%       3.73%        4.07%        3.89%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.17%        1.13%       1.15%        1.12%        1.18%
 Net investment income                                                      3.29%        3.13%       3.73%        4.07%        3.89%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

28    Pioneer Government Income Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                     7/31/11        7/31/10      7/31/09      7/31/08       7/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                 $ 10.15        $  9.83      $  9.41       $ 9.24        $ 9.22
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.22        $  0.22      $  0.29       $ 0.31        $ 0.30
 Net realized and unrealized gain (loss) on investments                (0.01)          0.39         0.45         0.21          0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                            $  0.21        $  0.61      $  0.74       $ 0.52        $ 0.34
Distributions to shareowners:
 Net investment income                                                 (0.28)         (0.29)       (0.32)       (0.35)        (0.32)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ (0.07)       $  0.32      $  0.42       $ 0.17        $ 0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 10.08        $ 10.15      $  9.83       $ 9.41        $ 9.24
====================================================================================================================================
Total return*                                                           2.10%          6.34%        7.96%        5.66%         3.73%
Ratio of net expenses to average net assets+                            2.08%          1.96%        1.89%        1.90%         1.89%
Ratio of net investment income to average net assets+                   2.45%          2.48%        3.01%        3.30%         3.20%
Portfolio turnover rate                                                   19%            84%          48%          36%           54%
Net assets, end of period (in thousands)                             $ 9,952        $17,217      $26,751      $23,442       $21,748
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           2.08%          2.02%        1.97%        1.95%         2.00%
 Net investment income                                                  2.45%          2.42%        2.93%        3.25%         3.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                           2.08%          1.96%        1.89%        1.89%         1.89%
 Net investment income                                                  2.45%          2.48%        3.01%        3.31%         3.20%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/11    29

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                                                     7/31/11       7/31/10      7/31/09       7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $ 10.15      $  9.82      $  9.42       $  9.25      $  9.22
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $  0.25      $  0.24      $  0.28       $  0.31      $  0.30
 Net realized and unrealized gain (loss) on investments                 (0.02)        0.39         0.45          0.21         0.04
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                             $  0.23      $  0.63      $  0.73       $  0.52      $  0.34
Distributions to shareowners:
 Net investment income                                                  (0.30)       (0.30)       (0.33)        (0.35)       (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.07)     $  0.33      $  0.40       $  0.17      $  0.03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 10.08      $ 10.15      $  9.82       $  9.42      $  9.25
====================================================================================================================================
Total return*                                                            2.32%        6.50%        7.80%         5.70%        3.74%
Ratio of net expenses to average net assets+                             1.87%        1.86%        1.90%         1.89%        1.92%
Ratio of net investment income to average net assets+                    2.61%        2.41%        2.90%         3.32%        3.23%
Portfolio turnover rate                                                    19%          84%          48%           36%          54%
Net assets, end of period (in thousands)                              $26,113      $36,314      $38,101       $19,720      $19,666
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                            1.87%        1.86%        1.90%         1.89%        1.92%
 Net investment income                                                   2.61%        2.41%        2.90%         3.32%        3.23%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                            1.87%        1.86%        1.90%         1.88%        1.92%
 Net investment income                                                   2.61%        2.41%        2.90%         3.32%        3.23%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

30    Pioneer Government Income Fund | Annual Report | 7/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                      7/31/11      7/31/10     7/31/09        7/31/08       7/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $10.16      $  9.83     $  9.42        $  9.25        $  9.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $ 0.36      $  0.34     $  0.45        $  0.46        $  0.42
 Net realized and unrealized gain (loss) on investments                (0.03)        0.39        0.40           0.18           0.03
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                             $ 0.33      $  0.74     $  0.85        $  0.64        $  0.45
Distributions to shareowners:
 Net investment income                                                 (0.42)       (0.41)      (0.44)         (0.47)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $(0.09)     $  0.33     $  0.41        $  0.17        $  0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.07      $ 10.16     $  9.83        $  9.42        $  9.25
====================================================================================================================================
Total return*                                                           3.32%        7.75%       9.19%          6.98%          4.89%
Ratio of net expenses to average net assets+                            0.69%        0.77%       0.67%          0.64%          0.67%
Ratio of net investment income to average net assets+                   3.85%        3.58%       4.32%          4.63%          4.46%
Portfolio turnover rate                                                   19%          84%         48%            36%            54%
Net assets, end of period (in thousands)                              $6,496      $10,699     $12,358        $38,386        $61,398
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                           0.69%        0.77%       0.67%          0.64%          0.67%
 Net investment income                                                  3.85%        3.58%       4.32%          4.63%          4.46%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                           0.69%        0.77%       0.67%          0.64%          0.67%
 Net investment income                                                  3.85%        3.58%       4.32%          4.63%          4.46%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/11    31

Notes to Financial Statements | 7/31/11

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.


32     Pioneer Government Income Fund | Annual Report | 7/31/11

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At July 31, 2011, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     33

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At July 31, 2011, the Fund reclassified $710,697 to decrease distributions in excess of net investment income and $710,697 to increase accumulated net realized loss on investments and futures contracts to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At July 31, 2011, the Fund had a net capital loss carryforward of $11,664,925, of which the following amounts will expire between 2012 and 2016 if not utilized: $1,372,807 in 2012, $4,631,510 in 2013, $401,844 in
   2014, $2,465,526 in 2015 and $2,793,238 in 2016.

   The Fund elected to defer $725,735 of capital losses recognized between November 1, 2010 and July 31, 2011 to its fiscal year ending July 31, 2012.


34     Pioneer Government Income Fund | Annual Report | 7/31/11

   The tax character of distributions paid during the years ended July 31, 2011 and July 31, 2010 was as follows:


                                                     2011                   2010
   Distributions paid from:
   Ordinary income                             $6,747,152             $7,888,073
   Long-term capital gain                              --                     --
--------------------------------------------------------------------------------
      Total                                    $6,747,152             $7,888,073
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2011:

                                                                            2011
   Distributable earnings:
   Undistributed ordinary income                                   $     301,191
   Capital loss carryforward                                        (11,664,925)
   Current year post-October loss deferred                             (725,735)
   Current year dividend payable                                        (71,701)
   Unrealized appreciation                                             9,634,475
--------------------------------------------------------------------------------
      Total                                                        $   2,526,695
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization and the mark to market on futures contracts.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $16,520 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2011.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated


                 Pioneer Government Income Fund | Annual Report | 7/31/11     35
   in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the


36     Pioneer Government Income Fund | Annual Report | 7/31/11
   contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended July 31, 2011 was 96.

   At July 31, 2011, open futures contracts were as follows.


--------------------------------------------------------------------------------------------
                            Number of
                            Contracts        Settlement                           Unrealized
 Type                       Long/(Short)     Month           Value                Gain (Loss)
--------------------------------------------------------------------------------------------
   US 2 Yr Note (CBT)       (38)             9/11            $ (4,178,514)        $ (32,656)
   US 5 Yr Note Fut          39              9/11            $  4,736,367         $  95,367
   US 10 yr Note Fut        (84)             9/11            $(10,557,750)        $(269,646)
   US Treasury Bond Fut     (38)             9/11            $ (9,737,500)        $(130,922)
   US Ultra Bond (CBT)       25              9/11            $  3,298,438         $  77,345
--------------------------------------------------------------------------------------------
   Total                    (96)                             $(16,438,959)        $(260,512)
============================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% of the excess over $1 billion. For the year ended July 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,553 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2011, such out-of-pocket expenses by class of shares were as follows:


                 Pioneer Government Income Fund | Annual Report | 7/31/11     37

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $136,080
Class B                                                                   12,335
Class C                                                                   28,599
Class Y                                                                      541
--------------------------------------------------------------------------------
    Total                                                               $177,555
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $88,490 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2011.


4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,655 in distribution fees payable to PFD at July 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2011, CDSCs in the amount of $24,819 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2011, the Fund's expenses were not reduced under such arrangements.


38     Pioneer Government Income Fund | Annual Report | 7/31/11

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2011 were as follows:


----------------------------------------------------------------------------------------------
                           Asset Derivatives 2011          Liabilities Derivatives 2011
                           -------------------------------------------------------------------
                           Balance Sheet                   Balance Sheet
Derivatives                Location            Value       Location              Value
----------------------------------------------------------------------------------------------

Interest Rate Futures      Receivables         $ --        Payables              $(260,512)
----------------------------------------------------------------------------------------------
     Total                                     $ --                              $(260,512)*
==============================================================================================

* Includes cumulative gain (loss) on futures contracts as reported in the Notes to Financial Statements. Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2011 was as follows:


----------------------------------------------------------------------------------------------
                                                                          Change in
                                                        Realized          Unrealized Gain
                                                        Loss on           or (Loss) on
                          Location of Gain or           Derivatives       Derivatives
                          (Loss) on Derivatives         Recognized        Recognized
Derivatives               Recognized in Income          in Income         in Income
----------------------------------------------------------------------------------------------
Interest Rate Futures     Net realized loss on          $(409,303)
                          futures contracts
Interest Rate Futures     Change in net unrealized                        $(224,934)
                          (loss) on futures contracts

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011 by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                              Ernst & Young LLP


Boston, Massachusetts
September 26, 2011


40     Pioneer Government Income Fund | Annual Report | 7/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


                 Pioneer Government Income Fund | Annual Report | 7/31/11     41

Interested Trustees

                           Position Held          Length of Service                                             Other Directorships
Name and Age               with the Fund          and Term of Office        Principal Occupation                Held by this Trustee
John F. Cogan, Jr. (85)*   Chairman of the Board, Trustee since 2005.       Non-Executive Chairman and a        None
                           Trustee and President  Serves until a successor  director of Pioneer Investment
                                                  trustee is elected or     Management USA Inc. ("PIM-USA");
                                                  earlier retirement or     Chairman and a director of
                                                  removal.                  Pioneer; Chairman and Director of
                                                                            Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a direc-
                                                                            tor of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Deputy Chairman and a director of
                                                                            Pioneer Global Asset Management
                                                                            S.p.A. ("PGAM") (until April
                                                                            2010); Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Rus-
                                                                            sia) (until June 2006); Director
                                                                            of Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of Fidu-
                                                                            ciary Counseling, Inc.; President
                                                                            and Director of Pioneer Funds
                                                                            Distributor, Inc. ("PFD") (until
                                                                            May 2006); President of all of the
                                                                            Pioneer Funds; and Of Counsel,
                                                                            Wilmer Cutler Pickering Hale and
                                                                            Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*  Trustee and Executive  Trustee since 2007.       Director, CEO and President of      None
                           Vice President         Serves until a successor  PIM-USA (since February 2007);
                                                  trustee is elected or     Director and President of Pioneer
                                                  earlier retirement or     and Pioneer Institutional Asset
                                                  removal.                  Management, Inc. (since February
                                                                            2007); Executive Vice Presi-
                                                                            dent of all of the Pioneer Funds
                                                                            (since March 2007); Director of
                                                                            PGAM (2007 - 2010); Head of New
                                                                            Europe Division, PGAM
                                                                            (2000 - 2005); and Head of New
                                                                            Markets Division, PGAM
                                                                            (2005 - 2007)

------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


42    Pioneer Government Income Fund | Annual Report | 7/31/11

Independent Trustees

                   Position Held    Length of Service                                              Other Directorships
Name and Age       with the Fund    and Term of Office         Principal Occupation                Held by this Trustee
David R. Bock (67) Trustee          Trustee since 2005.        Managing Partner, Federal City      Director of Enterprise Com-
                                    Serves until a successor   Capital Advisors (corporate         munity Investment, Inc.
                                    trustee is elected or      advisory services company)          (privately held affordable
                                    earlier retirement or      (1997 - 2004 and 2008 -             housing finance company)
                                    removal.                   present); Interim Chief             (1985 - 2010); Director of
                                                               Executive Officer, Oxford           Oxford Analytica, Inc. (2008
                                                               Analytica, Inc. (privately          - present); Director of the
                                                               held research and consulting        Swiss Helvetia Fund, Inc.
                                                               company) (2010); Executive Vice     (closed-end fund) (2010 -
                                                               President and Chief Financial       present); and Director of
                                                               Officer, I-trax, Inc. (publicly     New York Mortgage Trust
                                                               traded health care services         (publicly traded mortgage
                                                               company) (2004 - 2007); and         REIT) (2004 - 2009)
                                                               Executive Vice President and
                                                               Chief Financial Officer,
                                                               Pedestal Inc. (internet-based
                                                               mortgage trading company)
                                                               (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)  Trustee          Trustee since 2005.        Chairman, Bush International,       Director of Marriott Interna-
                                    Serves until a successor   LLC (international financial        tional, Inc. (2008 -
                                    trustee is elected or      advisory firm) (1991 -              present); Director of Dis-
                                    earlier retirement or      present); Senior Managing           cover Financial Services
                                    removal.                   Director, Brock Capital Group,      (credit card issuer and elec-
                                                               LLC (strategic business             tronic payment services)
                                                               advisors) (2010 - present);         (2007 - present); Former
                                                               Managing Director, Federal          Director of Briggs & Stratton
                                                               Housing Finance Board               Co. (engine manufacturer)
                                                               (oversight of Federal Home          (2004 - 2009); Former
                                                               Loan Bank system) (1989 -           Director of UAL Corporation
                                                               1991); Vice President and Head
                                                               of International Finance,
                                                               Federal National Mortgage
                                                               Association (1988 - 1989);
                                                               U.S. Alternate Executive
                                                               Director, International
                                                               Monetary Fund (1984 - 1988);
                                                               Executive Assistant to Deputy
                                                               Secretary of the U.S. Treasury,
                                                               U.S. Treasury Department (1982
                                                               - 1984); and Vice President and
                                                               Team Leader in Corporate
                                                               Banking, Bankers Trust Co.
                                                               (1976 - 1982)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Government Income Fund | Annual Report | 7/31/11
43

                           Position Held        Length of Service                                  Other Directorships
 Name and Age              with the Fund        and Term of Office       Principal Occupation      Held by this Trustee
Mary K. Bush (continued)                                                                           (airline holding company)
                                                                                                   (2006 - 2010); Director of
                                                                                                   ManTech International Cor-
                                                                                                   poration (national security,
                                                                                                   defense, and intelligence
                                                                                                   technology firm) (2006 -
                                                                                                   present); Member, Board of
                                                                                                   Governors, Investment Com-
                                                                                                   pany Institute (2007 -
                                                                                                   present); Member, Board of
                                                                                                   Governors, Independent
                                                                                                   Directors Council (2007 -
                                                                                                   present); Former Director of
                                                                                                   Brady Corporation (2000 -
                                                                                                   2007); Former Director of
                                                                                                   Mortgage Guaranty Insur-
                                                                                                   ance Corporation (1991 -
                                                                                                   2006); Former Director of
                                                                                                   Millennium Chemicals, Inc.
                                                                                                   (commodity chemicals)
                                                                                                   (2002 - 2005); Former
                                                                                                   Director, R.J. Reynolds
                                                                                                   Tobacco Holdings, Inc.
                                                                                                   (tobacco) (1999 - 2005);
                                                                                                   and Former Director of
                                                                                                   Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

44    Pioneer Government Income Fund | Annual Report | 7/31/11

                      Position Held   Length of Service                                            Other Directorships
Name and Age          with the Fund   and Term of Office        Principal Occupation               Held by this Trustee
Benjamin M. Friedman  Trustee         Trustee since 2008.       William Joseph Maier Professor     Trustee, Mellon
(66)                                  Serves until a successor  of Political Economy, Harvard      Institutional Funds
                                      trustee is elected or     University (1972 - present)        Investment Trust and
                                      earlier retirement or                                        Mellon Institutional Funds
                                      removal.                                                     Master Portfolio (oversaw
                                                                                                   17 portfolios in fund com-
                                                                                                   plex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham  Trustee         Trustee since 2005.       Founding Director, Vice President  None
(64)                                  Serves until a successor  and Corporate Secretary, The
                                      trustee is elected or     Winthrop Group, Inc. (consulting
                                      earlier retirement or     firm) (1982 - present); Desautels
                                      removal.                  Faculty of Management, McGill
                                                                University (1999 - present); and
                                                                Manager of Research Operations
                                                                and Organizational Learning,
                                                                Xerox PARC, Xerox's Advance
                                                                Research Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)  Trustee         Trustee since 2006.       Chairman and Chief Executive       Director, Broadridge Finan-
                                      Serves until a successor  Officer, Quadriserv, Inc.          cial Solutions, Inc. (investor
                                      trustee is elected or     (technology products for           communications and securi-
                                      earlier retirement or     securities lending industry)       ties processing provider for
                                      removal.                  (2008 - present); private          financial services industry)
                                                                investor (2004 - 2008); and        (2009 - present); and
                                                                Senior Executive Vice President,   Director, Quadriserv, Inc.
                                                                The Bank of New York (financial    (2005 - present)
                                                                and securities services)
                                                                (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee         Trustee since 2005.       President and Chief Executive      Director of New America
(63)                                  Serves until a successor  Officer, Newbury, Piret &      High Income Fund, Inc.
                                      trustee is elected or     Company, Inc. (investment          (closed-end investment
                                      earlier retirement or     banking firm) (1981 - present)     company) (2004 - present);
                                      removal.                                                     and member, Board of Gov-
                                                                                                   ernors, Investment Company
                                                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Government Income Fund | Annual Report | 7/31/11
45

Fund Officers

                             Position Held         Length of Service                                        Other Directorships
 Name and Age                with the Fund         and Term of Office     Principal Occupation              Held by this Officer
Christopher J. Kelley        Secretary             Since 2010. Serves at  Vice President and Associate      None
(46)                                               the discretion of the  General Counsel of Pioneer
                                                   Board.                 since January 2008 and
                                                                          Secretary of all of the
                                                                          Pioneer Funds since June 2010;
                                                                          Assistant Secretary of all of
                                                                          the Pioneer Funds from
                                                                          September 2003 to May 2010;
                                                                          and Vice President and Senior
                                                                          Counsel of Pioneer from July
                                                                          2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan            Assistant Secretary   Since 2010. Serves at  Fund Governance Director of       None
(50)                                               the discretion of the  Pioneer since December 2006
                                                   Board.                 and Assistant Secretary of all
                                                                          the Pioneer Funds since June
                                                                          2010; Manager -- Fund
                                                                          Governance of Pioneer from
                                                                          December 2003 to November
                                                                          2006; and Senior Paralegal of
                                                                          Pioneer from January 2000 to
                                                                          November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at  Counsel of Pioneer since June     None
                                                   the discretion of the  2007 and Assistant Secretary
                                                   Board.                 of all the Pioneer Funds since
                                                                          June 2010; and Vice President
                                                                          and Counsel at State Street
                                                                          Bank from October 2004 to
                                                                          June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at  Vice President -- Fund            None
                                                   the discretion of the  Accounting, Administration and
                                                   Board.                 Controllership Services of
                                                                          Pioneer; Treasurer of all of
                                                                          the Pioneer Funds since March
                                                                          2008; Deputy Treasurer of
                                                                          Pioneer from March 2004 to
                                                                          February 2008; Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds from March 2004
                                                                          to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2005. Serves at  Assistant Vice President --       None
                                                   the discretion of the  Fund Accounting,
                                                   Board.                 Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2005. Serves at  Fund Accounting Manager --        None
                                                   the discretion of the  Fund Accounting, Administration
                                                   Board.                 and Controllership Services
                                                                          of Pioneer; and Assistant
                                                                          Treasurer of all of the
                                                                          Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

46    Pioneer Government Income Fund | Annual Report | 7/31/11

                              Position Held         Length of Service                                       Other Directorships
Name and Age                  with the Fund         and Term of Office      Principal Occupation            Held by this Officer
David F. Johnson (31)         Assistant Treasurer   Since 2009. Serves at   Fund Administration Manager --  None
                                                    the discretion of the   Fund Accounting,
                                                    Board.                  Administration and
                                                                            Controllership Services since
                                                                            November 2008; Assistant
                                                                            Treasurer of all of the
                                                                            Pioneer Funds since January
                                                                            2009; and Client Service
                                                                            Manager -- Institutional
                                                                            Investor Services at State
                                                                            Street Bank from March 2003
                                                                            to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)          Chief Compliance      Since 2010. Serves at   Chief Compliance Officer of     None
                              Officer               the discretion of the   Pioneer and of all the Pioneer
                                                    Board.                  Funds since March 2010;
                                                                            Director of Adviser and
                                                                            Portfolio Compliance at
                                                                            Pioneer since October 2005;
                                                                            and Senior Compliance Officer
                                                                            for Columbia Management
                                                                            Advisers, Inc. from October
                                                                            2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------



                  Pioneer Government Income Fund | Annual Report | 7/31/11    47
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48     Pioneer Government Income Fund | Annual Report | 7/31/11
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                 Pioneer Government Income Fund | Annual Report | 7/31/11     49
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50     Pioneer Government Income Fund | Annual Report | 7/31/11

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                 Pioneer Government Income Fund | Annual Report | 7/31/11     51

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52     Pioneer Government Income Fund | Annual Report | 7/31/11

How to Contact Pioneer


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Funds, including fees associated with the annual filing of its Form N-1A, totaled approximately $74,571 in 2011 and $74,571 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended
July 31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 and $16,580 in 2011 and 2010, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended
July 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds.
For the years ended July 31, 2011 and 2010, there were no services provided to an affiliate that required the Funds' audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately $16,580 in 2011 and $16,580 in 2010.

The Funds' audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date September 29, 2011

* Print the name and title of each signing officer under his or her signature.